UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Advanced Series Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADVANCED SERIES TRUST

AST QUANTITATIVE MODELING PORTFOLIO

655 Broad Street
Newark, New Jersey 07102

December 17, 2021

Dear Shareholder:

Enclosed is a notice and proxy statement relating to a Special Meeting of Shareholders (the “Meeting”) of the AST Quantitative Modeling Portfolio (the “Portfolio”), a series of Advanced Series Trust (the “Trust” or “AST”). The Meeting is scheduled to be held on February 16, 2022, at 11:00 a.m. Eastern Time.

Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have, and recommendations that public health officials may issue, relating to the evolving coronavirus (“COVID-19”) situation. As a result, the Meeting will be conducted solely by means of remote communication. Shareholders will not be able to attend the Meeting in person. Any shareholders wishing to participate in the Meeting by means of remote communication can do so at https://viewproxy.com/pru/broadridgevsm/.

At the Meeting, shareholders will be asked to:

1. Approve an amended investment management agreement for the Portfolio in connection with the implementation of a new principal investment strategy for the Portfolio;

2. Approve a Shareholder Services and Distribution Plan for the Portfolio pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended; and

3. Transact such other business as may properly come before the Meeting and any adjournments thereof.

We believe that the proposals are in the best interest of the Portfolio and its shareholders for several reasons:

• The Potential for Improved Performance: The proposed changes will permit the Portfolio subadvisers, each of which has strong performance records, to directly invest the Portfolio’s assets in securities that are expected to improve the Portfolio’s performance.

• Increased Liquidity: The proposed changes will result in the introduction of an overlay sleeve. Under normal market conditions, the Portfolio expects to invest up to 25% of its net assets in the overlay sleeve in an attempt to improve liquidity.

• Reduced Expenses: The proposed changes are expected to decrease the Portfolio’s net operating expense ratio. While the proposals will result in an increase in the management fee paid by the Portfolio, the increase in management fee will be offset by the decrease in acquired fund fees and expenses that the Portfolio currently pays as a result of its fund-of-funds structure.

Additional detail regarding each of the proposals you are being asked to approve is set forth below:

Proposal 1. Under proposal 1, the investment management agreement would be amended to reflect the change to the Portfolio’s principal investment strategy to move from a fund-of-funds structure that invests approximately 100% of its assets in underlying funds to a structure using primarily direct investments through multiple sleeves managed by subadvisers. As a result of the Portfolio’s new principal investment strategy, the oversight and other responsibilities of PGIM Investments LLC and AST Investment Services, Inc. (together, the “Manager”) will increase due to direct oversight over the subadvisers and principal investment strategy, increasing the cost to the Manager to manage the Portfolio. The Manager will have additional responsibilities and duties in the areas of investment oversight, compliance, legal and fund administration. Those responsibilities include oversight of subadviser performance and compliance, oversight and implementation of complex investments, legal documentation for derivatives, and additional accounting and valuation work responsibilities. The addition of subadvisers and the change from the fund-of-funds structure will also result in an increase in subadvisory fees that the Manager will have to pay to the subadvisers to manage the Portfolio. Under the current structure, Portfolio shareholders pay fees for those services indirectly through the Portfolio’s investment in underlying AST portfolios.

As detailed above, the changes to the Portfolio’s principal investment strategy and the related proposed amendment to the Management Agreement are intended to increase the potential for improved performance, increased liquidity and reduced net operating expenses for the Portfolio. Although the Manager proposes an increase in the management fee for the Portfolio, the net operating expense ratio for the Portfolio is expected to decrease. This decrease is primarily because the Portfolio will directly pay the costs of certain investment management services through the investment management fee, rather than indirectly paying the management and other fees through the acquired fund fees and expenses of each underlying portfolio. Information on the proposed principal investment strategy including the proposed investment management fee, contractual fee waiver, and overall expenses (both current and proposed) is included in the accompanying Q&A and proxy statement.

Proposal 2. The Portfolio does not pay a 12b-1 fee directly. Instead, it indirectly pays 12b-1 fees through the acquired fund fees and expenses of its investments in underlying AST portfolios. Under this current structure, the Portfolio receives the same distribution and other services as the other AST portfolios, but does not pay 12b-1 fees directly to avoid fee duplication. Because of the change to the Portfolio’s principal investment strategy to move from a fund-of-funds structure, the Portfolio would no longer pay 12b-1 fees indirectly. Under proposal 2, the Portfolio would adopt a shareholder services and distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, to continue to benefit from the distribution and other services that it currently receives. While approval of proposal 2 will result in 12b-1 fees paid by the Portfolio, the proposal is necessary in order to implement the changes to the Portfolio’s principal investment strategy, which is intended to increase the potential for improved performance, increased liquidity and reduced net operating expenses for the Portfolio. Information on the proposed adoption of the shareholder services and distribution plan under Rule 12b-1 is included in the accompanying Q&A and proxy statement.

The proposals for the Portfolio and the implementation of the new principal investment strategy are contingent on the Portfolio’s shareholders approving both proposal 1 and proposal 2. If either of the proposals is not approved by the Portfolio’s shareholders, the investment strategy and other changes will not be implemented for the Portfolio.

As an owner of a variable annuity contract [or variable life insurance policy] with an interest in the Portfolio as of the close of business on November 19, 2021, you are entitled to instruct the insurance company that issued your contract or policy how to vote the Portfolio shares. The attached Notice of Special Meeting of Shareholders and Proxy Statement concerning the Meeting describe the matters to be considered at the Meeting.

The Board of Trustees of the Trust has approved the proposals and recommends that you vote “FOR” the proposals. Although the Board has determined that the proposals are in your best interest, the final decision is yours.

You are cordially invited to participate in the Meeting. Since it is important that your vote be represented whether or not you are able to participate, you are urged to consider these matters and to exercise your voting instructions by completing, dating, signing, and returning the enclosed voting instruction card in the accompanying return envelope at your earliest convenience, or by providing your voting instructions by telephone or over the Internet by following the enclosed instructions. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting. Please respond promptly in order to save additional costs of solicitation and in order to make sure you are represented.

Sincerely,

Timothy S. Cronin
President, Advanced Series Trust

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

Please read the enclosed proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q 1. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You have received these proxy materials and are being asked to provide voting instructions to your insurance company on the proposals because you are the beneficial owner of shares of the AST Quantitative Modeling Portfolio (the “Portfolio”).

The Portfolio is a series of the Advanced Series Trust (“AST” or the “Trust”). The Portfolio is seeking shareholder consideration and approval of important proposals.

Q 2. WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask you to vote to approve:

1. An amended investment management agreement for the Portfolio in connection with the implementation of a new principal investment strategy for the Portfolio; and

2. A shareholder services and distribution plan for the Portfolio pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

Q 3. WHAT IS THE NEW PRINCIPAL INVESTMENT STRATEGY THAT WOULD BE IMPLEMENTED IF THE PROPOSALS ARE APPROVED?

A. Currently, the Portfolio operates under a fund-of-funds structure that invests primarily in underlying funds (primarily composed of other AST portfolios). As part of the new principal investment strategy, the Portfolio will no longer invest primarily in other funds. Instead, the Portfolio will primarily invest in direct investments through multiple sleeves managed by subadvisers.

Q 4. WHY ARE THE PROPOSALS IN THE BEST INTEREST OF SHAREHOLDERS?

A. The Board of Trustees of the Trust determined that the proposals are in the best interest of the Portfolio and its shareholders for several reasons.

• Seeking improved performance — The move from a fund-of-funds structure would allow affiliated and unaffiliated subadvisers with strong performance records to directly invest the Portfolio’s assets, using a core/satellite approach. The Portfolio’s managers, PGIM Investments LLC and AST Investment Services, Inc. (together, the “Manager”), believe, and the Board concurred, that the direct investment approach would enhance the Portfolio’s opportunities for strong performance going forward.

• Increased liquidity — The Manager believes that the move to a structure using primarily direct investments through multiple sleeves managed by subadvisers and the introduction of an overlay sleeve during normal market conditions permits greater flexibility to efficiently manage asset allocation and provide improved liquidity in times of market stress. The Manager believes these changes will potentially benefit the Portfolio through a full market cycle.

• Reduced expenses — The Portfolio’s net operating expense ratio is expected to decrease by 17 basis points ($2.3 million) based on a pro forma analysis for the 1-year period ended June 30, 2021. This decrease is primarily because the Portfolio will directly pay the costs of certain investment management services through the investment management fee, rather than indirectly paying the management and other fees through the acquired fund fees and expenses of each underlying fund.

Q 5. HOW WILL THE PROPOSALS IMPACT FEES AND EXPENSES?

A. The net operating expense ratio for the Portfolio is expected to decrease because the Portfolio will directly pay the costs of certain investment management services through the investment management fee, rather than indirectly paying the management and other fees through the acquired fund fees and expenses of each underlying fund. Notwithstanding the decrease in the net operating expense ratio for the Portfolio, under the proposals, the investment management fee paid directly by the Portfolio will increase.

Q 6. WHAT IS A “SHAREHOLDER SERVICES AND DISTRIBUTION PLAN?”

A. The federal securities laws permit a mutual fund to use fund assets to pay for distribution-related services only in accordance with a written plan which must satisfy various requirements, and which must be approved by the fund’s board of directors/trustees and shareholders. The shareholder services and distribution plan, commonly referred to as a “12b-1 plan,” establishes the terms, conditions and limitations pursuant to which fund assets may be used to pay for distribution-related services. The fee paid by the fund pursuant to this plan is commonly referred to as a “12b-1 fee.” It is expected that the net operating expense ratio for the Portfolio will decrease.

Q 7. IF THE PROPOSALS ARE APPROVED, WHEN WILL THE PROPOSED CHANGES GO INTO EFFECT?

A. If approved, the proposed changes are currently expected to go into effect on or about April 25, 2022.

Q 8. WHO IS PAYING FOR THE COSTS OF THIS PROXY STATEMENT?

A. All costs incurred in entering into and carrying out the proposals, regardless of whether approved by shareholders, including (without limitation) costs incurred in connection with the printing and mailing of this proxy statement and related materials, will be paid by Prudential Annuities Distributors, Inc. or its affiliates, not the Portfolio. Prudential Annuities Distributors, Inc. serves as the distributor for the shares of the Portfolio of the Trust. These costs are expected to be approximately $55,000.

Transaction costs, including spreads and brokerage commissions, will be paid by the Portfolio. Please see the Transition Expenses section of the proxy statement for additional information.

Q 9. WHEN WILL THE SHAREHOLDER MEETING TAKE PLACE?

A. The shareholder meeting (the “Meeting) is scheduled to take place on February 16, 2022, at 11:00 a.m. Eastern Time. Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have, and recommendations that public health officials may issue, relating to the evolving coronavirus (“COVID-19”) situation. As a result, the Meeting will be conducted solely by means of remote communication. Shareholders will not be able to attend the Meeting in person. Any shareholders wishing to participate in the Meeting by means of remote communication can do so at https://viewproxy.com/pru/broadridgevsm/.

Q 10. HOW DO I VOTE?

A. Your vote is very important. You can vote in the following ways:

• Registering to attend the Meeting via remote communication at https://viewproxy.com/pru/broadridgevsm/.

• Please visit the Meeting website no later than 11:59 p.m. Eastern Time on the day before the Meeting to register. Shareholders will need to register for the Meeting by entering the control number found on the proxy card or voting instruction form on the Meeting website;

• Completing and signing the enclosed voting instruction card, and mailing it in the enclosed postage paid envelope. Voting instruction cards must be received by the day before the Meeting;

• Calling toll-free 800-690-6903 and following the instructions. Voting instructions submitted by telephone must be submitted by 11:59 p.m., Eastern Time on the day before the Meeting; or

• Online at www.proxyvote.com and following the instructions. Voting instructions submitted over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting.

Q 11. HOW CAN I CHANGE MY VOTING INSTRUCTIONS?

A. Previously submitted voting instructions may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above. Please see the Voting Information section of the proxy statement for additional information.

Q 12. CAN THE PROXY STATEMENT BE VIEWED ONLINE?

A. Yes, the proxy statement can be viewed at www.prudential.com/variableinsuranceportfolios.

Q 13. WHAT IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

A. If you require assistance or have any questions regarding the proxy statement, please call 1-800-752-6342 between the hours of 8:00 a.m. and 7:00 p.m. Eastern Time, Monday-Thursday, or between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time on Fridays.

ADVANCED SERIES TRUST

AST QUANTITATIVE MODELING PORTFOLIO

655 Broad Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On
February 16, 2022

To the Shareholders of the AST Quantitative Modeling Portfolio, a series of the Advanced Series Trust:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the AST Quantitative Modeling Portfolio (the “Portfolio”), a series of Advanced Series Trust (the “Trust” or “AST”), will be held on February 16, 2022 at 11:00 a.m. Eastern Time.

Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving coronavirus (“COVID-19”) situation. As a result, the Meeting will be conducted solely by means of remote communication. Shareholders will not be able to attend the Meeting in person. Any shareholders wishing to participate in the Meeting by means of remote communication can do so at https://viewproxy.com/pru/broadridgevsm/.

The purpose of the Meeting is to consider and act upon:

1. Approving an amended investment management agreement for the Portfolio in connection with the implementation of a new principal investment strategy for the Portfolio.

2. Approving a Shareholder Services and Distribution Plan (the “Plan”) for the Portfolio pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

We believe that the proposals are in the best interest of the Portfolio and its shareholders for several reasons:

• The Potential for Improved Performance: The proposed changes will permit the Portfolio subadvisers, each of which has strong performance records, to directly invest the Portfolio’s assets in securities that are expected to improve the Portfolio’s performance.

• Increased Liquidity: The proposed changes will result in the introduction of an overlay sleeve. Under normal market conditions, the Portfolio expects to invest up to 25% of its net assets in the overlay sleeve in an attempt to improve liquidity.

• Reduced Expenses: The proposed changes are expected to decrease the Portfolio’s net operating expense ratio. While the proposals will result in an increase in the management fee paid by the Portfolio, the increase in management fee will be offset by the decrease in acquired fund fees and expenses that the Portfolio currently pays as a result of its fund-of-funds structure.

The amended investment management agreement (the “Management Agreement”) would increase the fee paid directly by the Portfolio to PGIM Investments LLC and AST Investment Services, Inc. (collectively the “Manager”) to enable the following changes:

• Changing the Portfolio’s principal investment strategy to move from a fund-of-funds structure that invests primarily in underlying funds to a structure using primarily direct investments through multiple sleeves managed by subadvisers; and

• Adding affiliated and non-affiliated subadvisers to the Portfolio to manage sleeves of the Portfolio.

While the Manager proposes to increase the management fee for the Portfolio, the net operating expense ratio for the Portfolio is expected to decrease. While the proposals will result in an increase in the management fee paid by the Portfolio, the increase in management fee will be offset by the decrease in acquired fund fees and expenses that the Portfolio currently pays as a result of its fund-of-funds structure.

Your Board unanimously recommends that you vote in favor of the proposals.

Please note that owners of variable annuity contracts who have allocated account value to separate accounts investing in the Portfolio may instruct their insurance company how to vote the shares related to their investment. Contract owners should consider themselves shareholders for purposes of these proxy materials.

You should read the proxy statement attached to this notice prior to completing your voting instruction card. The record date for determining the number of shares outstanding, the shareholders entitled to vote and the Contract owners entitled to provide voting instructions at the Meeting and any adjournments or postponements thereof has been fixed as the close of business on November 19, 2021. If you had an interest in a Portfolio as of the record date, you are entitled to give voting instructions. If you participate in the Meeting, you may give your voting instructions via remote communication.

YOUR VOTE IS IMPORTANT
PLEASE RETURN YOUR VOTING INSTRUCTION CARD PROMPTLY

Regardless of whether you plan to participate in the Meeting, you are requested to promptly complete, date, sign, and return the enclosed voting instruction card in the enclosed postage-paid envelope. Alternatively, you may vote by telephone or over the Internet as described in the enclosed proxy statement. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting.

By order of the Board of Trustees

Andrew French,
Secretary of Advanced Series Trust

Dated: December 17, 2021

ADVANCED SERIES TRUST

AST QUANTITATIVE MODELING PORTFOLIO

VOTING INFORMATION
FOR THE SPECIAL MEETING OF SHAREHOLDERS
OF ADVANCED SERIES TRUST

TO BE HELD ON FEBRUARY 16, 2022

Dated: December 17, 2021

GENERAL

This voting information is being furnished by the following insurance companies (each, an “Insurance Company” and together, the “Insurance Companies”), to owners of variable annuity contracts (the “Contracts”) who, as of November 19, 2021 (the “Record Date”), had account values allocated to the sub-accounts of one or more separate accounts of the Insurance Companies (the “Separate Accounts”) that invest in shares of the AST Quantitative Modeling Portfolio (the “Portfolio”) of Advanced Series Trust (“AST” or the “Trust”).

Prudential Annuities Life Assurance Corporation

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

Each Insurance Company is required to offer Contract owners the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the Portfolio (the “Shares”) held by its Separate Accounts, as to how the Insurance Company should vote on the proposals that will be considered at the Special Meeting of Shareholders referred to in the preceding Notice and at any adjournments or postponements (the “Meeting”). The enclosed proxy statement, which you should retain for future reference, sets forth concisely information about the proposals that a Contract owner should know before completing the enclosed voting instruction card.

Prudential Financial, Inc. is the parent company of each of the Prudential Annuities Life Assurance Corporation, Pruco Life Insurance Company of New Jersey and Pruco Life Insurance Company.

This voting information and the accompanying voting instruction card are being mailed to Contract owners on or about December 28, 2021, and will be available on the Portfolio’s website at www.prudential.com/variableinsuranceportfolios on or about December 28, 2021.

HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the Shares held in its Separate Accounts, Contract owners are asked to promptly complete their voting instructions on the enclosed voting instruction card(s); and sign, date and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contract owners also may provide voting instructions by phone at 1-800-690-6903, or over the Internet at www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting.

If a voting instruction card is not marked to indicate voting instructions for the proposals but is signed, dated and timely returned, it will be treated as an instruction to vote the Shares in favor of the proposals.

The number of Shares held in the sub-account of a Separate Account corresponding to the Portfolio for which a Contract owner may provide voting instructions was determined as of the Record Date by dividing (i) the Contract’s account value allocable to that sub-account by (ii) the net asset value of one Share of the Portfolio. Each whole share is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. At any time prior to an Insurance Company’s voting at the Meeting, a Contract owner may revoke his or her voting instructions by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or submitting your voting instructions at the Meeting.

HOW AN INSURANCE COMPANY WILL VOTE

Each Insurance Company will vote the Shares for which it receives timely voting instructions from Contract owners in accordance with those instructions. Shares in each sub-account of a Separate Account that is invested in the Portfolio for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the proposals. Shares in each sub-account of a Separate Account that is invested in the Portfolio for which an Insurance Company receives no timely voting instructions from Contract owners, or that are attributable to amounts retained by an Insurance Company, will be voted by the Insurance Company either “FOR” or “AGAINST” approval of the proposals, or as an abstention, in the same proportion as the Shares for which Contract owners have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contract owners could determine whether the proposals are approved.

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the specified proposals, to be acted on at the Meeting. If any other matters come before the Meeting, an Insurance Company will vote the Shares upon such matters in its discretion. Voting instruction cards may be solicited by employees of PGIM Investments and AST Investment Services, Inc., the Portfolio’s investment manager, or their affiliates as well as officers and agents of the Trust. The principal solicitation will be by mail and electronic delivery but voting instructions may also be solicited by telephone, fax, personal interview, or over the Internet.

It is expected that the presence at the Meeting of the Insurance Companies will be sufficient to constitute a quorum. If the vote required to approve or reject a proposal is not obtained at the Meeting, the officers of the Trust may propose one or more adjournments of the Meeting in accordance with applicable law and the Trust’s governing documents to permit further solicitation of voting instructions.

It is important that you vote. Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date and mail the voting instruction card in the accompanying postage-paid envelope. You also may provide your voting instructions by telephone at 1-800-690-6903, or over the Internet at www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting. You may also participate at the Meeting via remote communication and submit your voting instructions.

ADVANCED SERIES TRUST
AST Quantitative Modeling Portfolio
655 Broad Street
Newark, New Jersey 07102

PROXY STATEMENT DATED DECEMBER 17, 2021 FOR THE
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 16, 2022

This Proxy Statement relates to the solicitation by the Board of Trustees of Advanced Series Trust (“AST” or the “Trust”) of proxies for the Special Meeting of Shareholders of the AST Quantitative Modeling Portfolio (the “Portfolio”), a series of the Trust (the “Meeting”) to be held on February 16, 2022 at 11:00 a.m. Eastern Time.

Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving coronavirus (“COVID-19”) situation. As a result, the Meeting will be conducted solely by means of remote communication. Shareholders will not be able to attend the Meeting in person. Any shareholders wishing to participate in the Meeting by means of remote communication can do so at https://viewproxy.com/pru/broadridgevsm/.

This Proxy Statement is being furnished to owners of variable annuity contracts (the “Contracts”) issued by Pruco Life Insurance Company of New Jersey, Pruco Life Insurance Company and Prudential Annuities Life Assurance Corporation (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of November 19, 2021 (the “Record Date”), had account values allocated to the sub-accounts of an Insurance Company’s separate account or accounts (the “Separate Accounts”) that invest in shares of the Portfolio.

Owners of the Contracts are being provided the opportunity to instruct the applicable Insurance Company to approve the proposals contained in this Proxy Statement in connection with the solicitation by the Board of Trustees of the Trust of proxies for the Meeting. This Proxy Statement is also being furnished to the Insurance Companies as the record owners of Shares.

The Trust is a Massachusetts business trust that is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust’s shares of beneficial interest are referred to herein as “Shares.” The Insurance Companies are the shareholders of record of the Shares. Because Contract owners are being asked to provide voting instructions to the Insurance Companies, Contract owners should consider themselves shareholders for purposes of these proxy materials. The Trust’s Board of Trustees may be referred to herein as the “Board,” and its members may be referred to herein as “Trustees.”

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on February 16, 2022.

This Proxy Statement, which you should retain for future reference, contains important information regarding the proposals that you should know before providing voting instructions. Additional information about the Trust has been filed with the SEC and is available upon oral or written request. This Proxy Statement will be available at www.prudential.com/variableinsuranceportfolios on or about December 28, 2021. Distribution of this Proxy Statement to the Insurance Companies and to Contract owners is scheduled to begin on or about December 28, 2021. It is expected that one or more representatives of each Insurance Company will participate in the Meeting via remote communication or by proxy and will vote shares held by the Insurance Company in accordance with voting instructions received from its Contract owners and in accordance with voting procedures established by the Trust.

PGIM Investments LLC (“PGIM Investments”) and AST Investment Services, Inc. (“ASTIS” and, with PGIM Investments, the “Manager”) are the investment managers of the Portfolio. Prudential Annuities Distributors, Inc. (“PAD”), an affiliate of the Manager and the Insurance Companies, is the principal underwriter of the Portfolio’s Shares. The mailing address and principal office for PGIM Investments and the Trust is 655 Broad Street, Newark, New Jersey 07102. The mailing address and principal office for ASTIS and PAD is One Corporate Drive, Shelton, Connecticut 06484.

Contract owners who have allocated account values to the Portfolio as of the close of business on the Record Date are entitled to give voting instructions at the Meeting. Additional information regarding outstanding Shares, submitting your voting instruction cards and participating in the Meeting is included at the end of this Proxy Statement in the section entitled “Voting Information.”

PROPOSAL 1

TO APPROVE AN AMENDED INVESTMENT MANAGEMENT AGREEMENT

Under proposal 1, the Portfolio shareholders are being asked to approve an amended Management Agreement for the Portfolio in connection with the implementation of a new principal investment strategy for the Portfolio. The Board, including all of the Independent Trustees, have approved the amended Management Agreement and recommend that you approve the amended Management Agreement.

Board Approval and Recommendation

At meeting of the Board held on November 15-16, 2021, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (the “Independent Trustees”), unanimously approved the amended Management Agreement for the Portfolio and recommended that the Portfolio’s shareholders approve the amended Management Agreement.

Background: Existing Management Agreement & Subadvisory Arrangements

The Manager serves as the manager of the Portfolio under the existing Management Agreement. Pursuant to the agreement, the Manager provides investment advisory and related management and administrative services to the Portfolio. The existing Management Agreement was most recently approved by shareholders of the Portfolio at a special meeting of the initial Portfolio shareholders that was held on May 1, 2003. The existing Management Agreement was most recently renewed by the Board, including all of the Independent Trustees, at Board meetings held on June 14-16, 2021.

Pursuant to the Management Agreement, the Manager, subject to the supervision of the Board and in conformity with the stated policies of the Trust, manages both the investment operations of the Portfolio and the composition of its investment holdings, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolio. The Manager continues to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

The Manager is specifically responsible for overseeing and managing the Portfolio and any subadvisers. In this capacity, the Manager reviews the performance of the Portfolio and any subadvisers and makes recommendations to the Board with respect to the retention or addition of investment subadvisers, the renewal of contracts, and the reorganization and merger of portfolios, and other legal and compliance matters. The Manager takes on the entrepreneurial and other risks associated with the launch of each new portfolio and its ongoing operations. The Strategic Investment Research Group (“SIRG”), a unit of PGIM Investments, regularly evaluates and supervises the Portfolio and any subadvisers, including with respect to investment performance. SIRG is a centralized research department of PGIM Investments that comprises a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively oversee the Portfolio and any subadvisers. The Manager utilizes this data in directly supervising the Portfolio and any subadvisers. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.

The Trust has obtained an exemption from the Securities and Exchange Commission (“SEC”) that generally permits the Manager, with Board approval, to enter into or amend agreements with subadvisers without obtaining shareholder approval. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of subadvisers by the Manager and the Trustees.

In addition, the Manager generally provides or supervises all of the administrative functions necessary for the organization, operation and management of the Trust and its portfolios. The Manager administers the Trust’s corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services, which are not being furnished by, the Trust’s custodian or transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render investment management services to other pooled investment vehicles.

The primary administrative services furnished by the Manager are more specifically detailed below:

• furnishing of office facilities;

• paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolio;

• monitoring financial and shareholder accounting services provided by the Trust’s custodian and transfer agent;

• providing assistance to the service providers of the Trust and the Portfolio, including, but not limited to, the custodian, transfer agent, and accounting agent;

• monitoring, together with any subadvisers, the Portfolio’s compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;

• preparing and filing all required federal, state and local tax returns for the Trust and the Portfolio;

• preparing and filing with the SEC on Form N-CSR the Trust’s annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;

• preparing and filing with the SEC required monthly reports of portfolio holdings on Form N-PORT;

• preparing and filing the Trust’s registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;

• preparing compliance, operations and other reports required to be received by the Trust’s Board and/or its committees in support of the Board’s oversight of the Trust; and

• organizing regular and any special meetings of the Board of the Trust, including preparing Board materials and agendas, preparing minutes, and related functions.

In connection with its management of the corporate affairs of the Trust, the Manager bears certain expenses, including, but not limited to:

• the salaries and expenses of all of its and the Trust’s personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager or any subadvisers;

• all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust’s business, other than those assumed by the Trust, as described below;

• the fees, costs and expenses payable to any subadvisers pursuant to subadvisory agreements; and

• with respect to the compliance services provided by the Manager, the cost of the Trust’s Chief Compliance Officer, the Trust’s Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust’s compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolio and any subadvisers.

The Management Agreement provides that the Manager will not be liable for any error of judgment by the Manager or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Trust by a vote of the Board or of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) upon not more than 60 days’, nor less than 30 days’, written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution, only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Set forth below is information about the management fees paid directly by the Portfolio to the Manager under the existing Management Agreement, management fees paid indirectly through investments in underlying AST portfolios, subadvisory fees paid by the Manager directly to PGIM Quantitative Solutions LLC (formerly known as QMA LLC), the current subadviser to the Portfolio (“PGIM Quant Solutions”) and to subadvisers for the underlying AST portfolios:

Under the existing Management Agreement, the Portfolio’s contractual investment management fee is 0.25% of the Portfolio’s average daily net assets. Since the Portfolio operates primarily as a “fund-of-funds,” the Portfolio also indirectly pays investment management fees on its investments in each underlying AST portfolio. Based on the Portfolio’s net assets and holdings as of August 31, 2021, the annualized effective investment management fee rate, net of waivers paid directly and indirectly by the Portfolio was approximately 0.83%, which comprises: (i) the net effective investment management fee paid directly to the Manager by the Portfolio (0.25%), plus (ii) the weighted average of the investment management fees paid to the Manager by the underlying AST portfolios (0.58%).

The Manager, in turn, pays PGIM Quant Solutions a contractual subadvisory fee for the Portfolio at the rate 0.06% of average daily net assets of the Portfolio for asset allocation services. In addition to directly paying a subadvisory fee to PGIM Quant Solutions, the Manager also pays subadvisory fees to the subadvisers of each underlying AST portfolio in which the Portfolio invests. Based on the Portfolio’s investments in the underlying AST portfolios, net assets and holdings as of August 31, 2021, the estimated effective subadvisory fee rate for the Portfolio was approximately 0.31%, which comprises: (i) the effective subadvisory fee paid by the Manager directly to PGIM Quant Solutions (0.06%), plus (ii) the estimated weighted average of the subadvisory fees paid by the Manager to the subadvisers of the underlying AST portfolios (0.25%).

The annualized investment management fee, net of waiver, paid by the Portfolio to the Manager based on the Portfolio’s net assets and holdings as of August 31, 2021 was approximately $3,722,824. The Manager, in turn, paid approximately $893,478 to PGIM Quant Solutions for providing subadvisory services during that period. Because the Manager pays subadvisory fees out of the investment management fees it receives from the Portfolio, the annualized net investment management fee retained by the Manager based on the Portfolio’s net assets and holdings as of August 31, 2021 was approximately $2,829,346. The estimated investment management fees paid to the Manager by the underlying AST portfolios based on net assets and holdings as of August 31, 2021 was approximately $8,622,060. The Manager, in turn, paid a portion of these investment management fees received from the underlying AST portfolios to the subadvisers of each underlying AST portfolio. The estimated annualized subadvisory fees paid by the Manager to the subadvisers of the underlying AST portfolios based on the Portfolio’s net assets and holdings as of August 31, 2021 was approximately $3,780,900. The estimated annualized net investment management fee retained by the Manager for the underlying AST portfolios based on the Portfolio’s net assets and holdings as of August 31, 2021 was approximately $4,841,160.

Proposed Amendment to Management Fee Schedule

If shareholders approve the proposal, the fee schedule for the Management Agreement will be revised to provide that the Portfolio will pay the Manager an investment management fee at the following annual rates:

Portfolio	Fee Rate*
AST Quantitative Modeling Portfolio

0.7325% to $300 million of average daily net assets;

0.7225% on next $200 million of average daily net assets;

0.7125% on next $250 million of average daily net assets;

0.7025% on next $2.5 billion of average daily net assets;

0.6925% on next $2.75 billion of average daily net assets;

0.6625% on next $4 billion of average daily net assets;

0.6425% over $10 billion of average daily net assets.

The Management Agreement is attached to this Proxy Statement as Exhibit A.

With the exception of the investment management fee rate, all other terms of the Management Agreement will remain unchanged.

As under the current arrangement, the investment management fee will be computed daily, and will be paid to the Manager on a monthly basis. To the extent that the Manager invests Portfolio assets in other AST portfolios, the Manager will waive its investment management fee and any 12b-1 fees to ensure no duplicative fees.

The Manager has also agreed to a new contractual management fee waiver that will be guaranteed through at least June 30, 2023. The fee waiver is contingent upon shareholder approval of the proposal.

Reasons for Proposed Amendment to Management Fee Schedule

As a result of the new principal investment strategy, the oversight and other responsibilities of the Manager will increase. The addition of subadvisers and the change from the fund-of-funds structure will also result in an increase in subadvisory fees that the Manager will have to pay to the subadvisers to manage the Portfolio. For these reasons, the Manager and the Board have proposed increasing the investment management fee rate.

The Manager and the Board believe that the proposal is in the best interests of the Portfolio and its shareholders for several reasons:

• Seeking improved performance — The move from a fund-of-funds structure would allow affiliated and unaffiliated subadvisers with strong performance records to directly invest the Portfolio’s assets, using a core/satellite approach. The Manager believes, and the Board concurred, that the moving to a primary direct investment approach would enhance the Portfolio’s opportunities for strong performance going forward.

• Increased liquidity — The Manager believes that the move to a structure using primarily direct investments through multiple sleeves managed by subadvisers and the introduction of an overlay sleeve during normal market conditions permits greater flexibility to efficiently manage asset allocation and provide improved liquidity in times of market stress. The Manager believes these changes will potentially benefit the Portfolio through a full market cycle.

• Reduced expenses — The Portfolio’s net operating expense ratio is expected to decrease. This decrease is primarily because the Portfolio will directly pay the costs of certain investment management services through the investment management fee, rather than indirectly paying the management and other fees through the acquired fund fees and expenses of each underlying fund.

Board Considerations

At a meeting of the Board of Trustees held on November 15-16, 2021, the Board considered presentations made by the Manager concerning proposed changes to the Portfolio’s principal investment strategy, subadvisory arrangements, investment management fee rate, and shareholder services and distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended (these changes are collectively referred to herein from time to time as the “Portfolio Repositioning”, and the Portfolio resulting from the Portfolio Repositioning is referred to herein from time to time as the “Repositioned Portfolio”).

At such meeting, the Board, including a majority of the Independent Trustees, approved amending the Management Agreement to increase the investment management fee rate payable by the Portfolio. The Board also approved a new subadvisory agreement with Jennison Associates LLC (“Jennison”), PGIM, Inc. (“PGIM”), PGIM Limited (“PGIM Limited” and collectively, the “New Subadvisers”), and PGIM Quant Solutions (together with the New Subadvisers, the “Subadvisers”).

The material factors and conclusions that formed the basis for the Trustees’ determination to approve the amendment to the Management Agreement are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by the Manager and PGIM Quant Solutions under the existing Management Agreement and the existing subadvisory agreement, respectively, and the nature and extent of services to be provided to the Repositioned Portfolio by the Manager and the Subadvisers under the proposed amended Management Agreement and the new subadvisory agreement.

The Board considered the proposed change to the Portfolio’s principal investment strategy from a fund-of-funds structure that invests primarily in underlying funds to a structure using primarily direct investments through multiple sleeves managed by subadvisers, and noted that the proposed amended Management Agreement and the new subadvisory arrangements were intended to facilitate the strategy change. The Board received and considered information regarding each Subadviser’s role as subadviser to the Portfolio. The Board noted that each Subadviser would be required to provide day-to-day portfolio management services and to comply with all Portfolio policies, and all applicable legal and regulatory requirements.

The Board considered the Manager’s representation that the nature and extent of services to be provided by the Manager under the proposed amended Management Agreement would likely be greater than those provided by the Manager under the existing Management Agreement due to the increased oversight and other responsibilities under the proposed direct investment structure. The Board also considered the Manager’s representation that the nature and extent of services to be provided by PGIM Quant Solutions under the new subadvisory agreement would increase beyond asset allocation services due to providing day-to-day portfolio management services to the Portfolio. The Board concluded that, based on the nature and extent of the services to be provided to the Portfolio by the Manager and Subadvisers, the background information that it had reviewed regarding the Manager and each of the Subadvisers, and its prior experience of each with regard to other AST portfolios, it was reasonable to expect that the Board would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by the Manager and each of the Subadvisers. The Board concluded that it was satisfied with the nature, extent, and quality of the investment services expected to be provided to the Portfolio by the Manager and the Subadvisers under the proposed amended Management Agreement and the new subadvisory agreement.

Investment Performance

The Board received and considered information regarding the investment performance of the Portfolio. The Board also received and considered hypothetical performance information of the Repositioned Portfolio, as well as a comparison of such performance information against the Portfolio’s benchmark indexes and peer universes. The Board concluded that it was satisfied with the performance information it received.

The Board noted that it would consider performance information as part of future annual reviews of the Portfolio’s management and subadvisory agreement.

Management and Subadvisory Fees

The Board considered the proposed management fee under the amended Management Agreement and the subadvisory fee rates payable by the Manager to each of the Subadvisers under the new subadvisory agreement. The Board noted that the Manager proposed an increase in the investment management fee rate for the Portfolio in order to effect the Portfolio Repositioning. The Board considered that the proposed management fee reflects the increased oversight and other responsibilities by the Manager as a result of the Portfolio Repositioning as compared to the Manager under the current management agreement. The Board considered that the proposed subadvisory fee rates under the new subadvisory agreement reflects the operational and investment management responsibilities and corresponding costs to be incurred by the Subadvisers as compared to PGIM Quant Solutions under the current subadvisory agreement.

The Board further noted that while the Portfolio’s management fee will increase, the net operating expense ratio of the Portfolio is expected to decrease. The Board noted that the decrease is primarily because the Portfolio will directly pay the costs of certain investment management services through its investment management fee, rather than indirectly paying those costs through the acquired fund fees and expenses of each underlying fund. In addition, the Board noted that the Manager would contractually waive a portion of its investment management fee through June 30, 2023.

In light of the above, the Board concluded that the proposed management and subadvisory fee rates were reasonable.

Profitability

The Board noted that although the management fee to be paid by the Portfolio to the Manager would increase, the Manager does not expect its profitability to increase solely as a result of the increased management fee rate. However, the Board noted that the appointment of affiliated subadvisers was expected to increase the assets under management for those affiliated subadvisers, and would result in an overall increase in the profitability of the Manager and Prudential.

The Board noted that it would consider profitability information as part of future annual reviews of the management and subadvisory agreement.

Economies of Scale

The Board considered the potential for the Manager to experience economies of scale as the Portfolio grows in size. The Board considered that the proposed amended Management Agreement would include breakpoints that would reduce that fee rates if the Portfolio increases in size. The Board considered that the proposed subadvisory agreement also includes breakpoints. The Board noted that it would consider economies of scale information as part of future annual reviews of the management and subadvisory agreement.

Other Benefits to the Manager and Subadvisers

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and each of the Subadvisers, and their respective affiliates, in connection with the Portfolio Repositioning. The Board concluded that any potential benefits to be derived by the Manager and each of the Subadvisers, and their respective affiliates, were consistent with those generally derived by advisers to other mutual funds and to other AST portfolios.

The Board also concluded that any potential benefits to be derived by the Manager and the Subadvisers were similar to the benefits derived by the Manager and each of the Subadvisers in connection with their management of other AST portfolios, which are reviewed on an annual basis, and which were considered at the June 2021 Board meeting in connection with the renewal of the management and subadvisory agreements for the other AST portfolios for which the Manager and the Subadvisers provide advisory services. The Board also concluded that any potential benefits to be derived by the Manager and the Subadvisers included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by advisers and subadvisers to mutual funds.

The Board noted that it would review ancillary benefits in connection with future annual reviews of the management and subadvisory agreement.

Conclusion

After full consideration of these factors, the Board approved the proposed amended Management Agreement and the new subadvisory agreement with the Subadvisers upon concluding that such approvals were in the best interests of the Portfolio and its beneficial shareholders.

Comparative Fee and Expense Information

The Portfolio does not charge any front-end or back end sales charges or loads on purchases (including reinvested dividends). The Portfolio does not charge any fees upon redemption of shares, and does not charge an exchange fee.

The following fee table provides: (i) historical information about the fees and expenses of shares of the Portfolio for the twelve-month year ended June 30, 2021 based on the current contractual investment management and subadvisory arrangements and (ii) estimated pro forma information about the fees and expenses attributable to shares of the Repositioned Portfolio for the twelve-month year ended June 30, 2021 assuming the increased contractual investment management fee rate and the new subadvisory arrangements had been in effect during the year.

Future fees and expenses may be greater or less than those indicated below.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

AST Quantitative Modeling Portfolio

	Current Portfolio Operating Expenses (as of 6/30/21)	Pro Forma Operating Expenses (Assuming Proposal Implemented)
Management Fee	0.25%	0.71%
Distribution and/or Service Fees (12b-1 fees)	0.00	0.25
Other Expenses	0.01	0.03
Acquired Fund Fees and Expenses	0.90	0.23
Total Annual Portfolio Operating Expenses	1.16%	1.22%
Fee Waiver and/or Expense Reimbursement	(0.00)*	(0.23)**
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.16%	0.99%

* The Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets of the Portfolio of the Trust managed as a fund of funds. Because the voluntary waiver is not contractual and may be withdrawn at any time, it is not shown in the Portfolio’s fee table under applicable SEC rules for mutual fund prospectuses.

** If the proposal is implemented, the Manager has contractually agreed to waive 0.02% of its investment management fee through June 30, 2023. The Manager has also contractually agreed to waive a portion of its investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee received from other portfolios of the Trust due to the Portfolio's investment in any such portfolios. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

Comparative Management Fee Information for the Period Ended June 30, 2021

The following provides actual and pro forma information about the contractual investment management fee attributable to shares of the current Portfolio and the Repositioned Portfolio for the twelve-month year ended June 30, 2021.

• The aggregate amount of the contractual investment management fees, net of waivers, including the annualized approximate investment management fees paid to the Manager by the underlying AST Portfolios, for the twelve-month year ended June 30, 2021 was $11,430,805 (0.83%);

• If the proposed increased contractual investment management fees, net of waivers, including the annualized approximate investment management fees to be paid to the Manager by the underlying AST Portfolios, had been in effect for the twelve-month year ended June 30, 2021 would have been $9,584,562 (0.69%); and

• The difference between the aggregate amounts during the twelve-month year ended June 30, 2021 was $1,846,243 (0.13%).

EXPENSE EXAMPLES

Because shares of the Portfolio may be purchased only through Contracts, the prospectus of the relevant Contract should be carefully reviewed for information on the charges and expenses of those Contracts. The Expense Examples below do not reflect Contract charges; and the expenses shown would be higher if Contract charges were reflected.

The Expense Examples below are intended to help you compare the cost of investing in the Portfolio under the current investment management fee and subadvisory arrangements during the twelve-month year ended June 30, 2021 with the cost of investing in the Repositioned Portfolio assuming the increased investment management fee and new Jennison, PGIM, PGIM Limited, and PGIM Quant Solutions subadvisory arrangement were in effect for the twelve-month year ended June 30, 2021. These Expense Examples assume that you invest $10,000 in the Portfolio for the time period indicated. The Expense Examples also assume that your investment has a 5% return each year, that the Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example Based on Operating Expenses for AST Quantitative Modeling Portfolio as of June 30, 2021:

1 Year	3 Years	5 Years	10 Years
$118	$368	$638	$1,409

Expense Example Based on Estimated Pro Forma Operating Expenses for AST Quantitative Modeling Portfolio as of June 30, 2021:

1 Year	3 Years	5 Years	10 Years
$101	$364	$648	$1,457

Additional Fee Information

The proposed new and current contractual subadvisory fee rates are set forth below:

Current Subadvisory Arrangement	Current Subadvisory Fee	Proposed Subadvisory Arrangements	Proposed Subadvisory Fee
PGIM Quantitative Solutions LLC (formerly known as QMA LLC)	0.06% of average daily net assets (for asset allocation services)	PGIM Quantitative Solutions LLC*

For Asset Allocation Services:

0.06% of average daily net assets

For Quantitative Equity Management:

0.30% of average daily net assets to $1 billion;

0.25% of average daily net assets on next $5 billion;

0.225% of average daily net assets over $6 billion

		PGIM, Inc./PGIM Limited**	PGIM Fixed Income/ PGIM Limited 0.17% of average daily net assets to $750 million; 0.16% of the next $750 million of average daily net assets; 0.14% of average daily over $1.5 billion
Jennison Associates LLC***

0.35% of average daily net assets to $100 million;

0.30% of the next $100 million of average daily net assets;

0.275% of the next $300 million of average daily net assets;

0.25% of the next $2.5 billion of average daily net assets;

0.23% of average daily net assets over $3 billion

* PGIM Quant Solutions: For purposes of calculating the advisory fee payable to PGIM Quant Solutions, not including the asset allocation services, the assets managed by PGIM Quant Solutions in the Portfolio will be aggregated with the assets managed by PGIM Quant Solutions in: (i) the AST Balanced Asset Allocation Portfolio; (ii) the Capital Growth Asset Allocation Portfolio; (iii) the AST Preservation Asset Allocation Portfolio; (iv) the AST Prudential Growth Allocation Portfolio; and (v) the AST Academic Strategies Asset Allocation Portfolio.

In addition, PGIM Quant Solutions has agreed to a voluntary subadvisory fee waiver agreement (the PGIM Quant Solutions Waiver) that applies to the following AST Portfolios subadvised by PGIM Quant Solutions: AST Academic Strategies Asset Allocation Portfolio (PGIM Quant Solutions sleeves), AST Balanced Asset Allocation Portfolio (PGIM Quant Solutions sleeves), AST Capital Growth Asset Allocation Portfolio (PGIM Quant Solutions sleeves), AST Large-Cap Core Portfolio (PGIM Quant Solutions sleeves), AST Preservation Asset Allocation Portfolio (PGIM Quant Solutions sleeves), AST Prudential Flexible Multi-Strategy Portfolio (PGIM Quant Solutions sleeves), AST Prudential Growth Allocation Portfolio (PGIM Quant Solutions sleeves), and AST QMA International Core Equity Portfolio (the Eight Portfolios).

The PGIM Quant Solutions Waiver discounts PGIM Quant Solutions’ combined annualized subadvisory fees that it receives with respect to the assets it manages in the Eight Portfolios. The size of the fee discount varies depending on the amount of such combined annual subadvisory fees.

Combined Average Daily Net Assets	Percentage Fee Waiver

For Revenue up to $15 million
Up to $5 million	No Fee Reduction
From $5 million to $7.5 million	2.5% Fee Reduction
From $7.5 million to $10 million	5% Fee Reduction
From $10 million to $12.5 million	7.5% Fee Reduction
From $12.5 million to $15 million	12.5% Fee Reduction
When Revenue exceeds $15 million
Over $15 billion	15% Fee Reduction

This relationship pricing discount will apply only to the managed security selection fee schedules — and not to the asset allocation fees. “Revenue” shall mean the fees for managed security selection.

** PGIM Fixed Income/PGIM Limited: For purposes of calculating the advisory fee payable to PGIM Fixed Income/PGIM Limited, the assets managed by PGIM Fixed Income/PGIM Limited in the Portfolio will be aggregated with the assets managed by PGIM Fixed Income/PGIM Limited in: (i) the AST Balanced Asset Allocation Portfolio; (ii) the Capital Growth Asset Allocation Portfolio; (iii) the AST Preservation Asset Allocation Portfolio; (iv) the AST Prudential Growth Allocation Portfolio; and (v) the AST Academic Strategies Asset Allocation Portfolio.

*** Jennison: For purposes of calculating the advisory fee payable to Jennison, the assets managed by Jennison in the Portfolio will be aggregated with the assets managed by Jennison in: (i) the AST Balanced Asset Allocation Portfolio; (ii) the Capital Growth Asset Allocation Portfolio; (iii) the AST Preservation Asset Allocation Portfolio; (iv) the AST Prudential Growth Allocation Portfolio; and (v) the AST Academic Strategies Asset Allocation Portfolio.

Based on the Portfolio’s holdings and net assets as of August 31, 2021, the effective contractual subadvisory fee rate for Portfolio was 0.06%. Since the Portfolio operates as a fund-of-funds, the Manager also pays subadvisory fees to the subadvisers of each underlying AST portfolio based upon the Portfolio’s investments in each underlying AST portfolio. Based on the Portfolio’s average daily net assets and holdings for the twelve-month year ended August 31, 2021, the estimated effective subadvisory fee rate for the Portfolio was approximately 0.31%, which comprises: (i) the 0.06% effective contractual subadvisory fee paid by the Manager to Portfolio plus (ii) the estimated weighted average of the subadvisory fees paid by the Manager to the subadvisers of each underlying AST portfolio (0.25%) based upon the Portfolio’s average holdings in the underlying AST portfolios for the twelve-month year ended August 31, 2021. If the Jennison, PGIM, PGIM Limited, and PGIM Quant Solutions subadvisory agreement had been in effect during this time period, the effective contractual subadvisory fee rates would have been as follows:

Subadviser	Effective Contractual Fee Rate
PGIM Quant Solutions	0.06% on all assets 0.20% for direct securities management
PGIM/PGIM Limited	0.14%
Jennison	0.25%*

[*The effective rate for Jennison is based on $100 million in potential assets. Given current size of the Portfolio, the Manager does not expect an initial allocation to Jennison strategies.]

The information above illustrates that based on the proposed allocations as of August 31, 2021, the effective contractual subadvisory fee rate that would have been paid by the Manager was 0.20%:

If the proposed increased contractual investment management fee rate and the proposed allocations had been in effect as of August 31, 2021, the Manager would have:

• received approximately $10,616,004 in annual investment management fees from the Repositioned Portfolio;

• paid approximately $2,993,150 in annual subadvisory fees to Jennison, PGIM, PGIM Limited, and PGIM Quant Solutions; and

• had net retained investment management fees of approximately $7,622,854 in connection with the Repositioned Portfolio.

Investment Objective and Principal Investment Strategy of the Portfolio

The investment objective of the Portfolio is to seek to obtain a high potential return while attempting to mitigate downside risk during adverse market cycles. The investment objective of the Portfolio will not change as a result of the proposal.

The Portfolio operates as a “fund of funds.” That means that the Portfolio invests substantially all of its assets in a combination of other mutual funds (collectively referred to as the “Underlying Portfolios”) in accordance with its own specialized asset allocation strategy. Currently, the only Underlying Portfolios in which the Portfolio invests are other investment portfolios of the Trust and certain money market funds or short-term bond funds advised by the Manager or their affiliates.

The assets of the Portfolio are allocated to a capital growth investment strategy (referred to as the “Capital Growth Segment”) and a fixed income investment strategy (referred to as the “Fixed Income Segment”). Under normal circumstances, approximately 75% of the net assets attributable to the Capital Growth Segment are invested in Underlying Portfolios that invest primarily in equity securities while the remaining 25% of the Capital Growth Segment’s net assets are invested in Underlying Portfolios that invest primarily in debt securities and money market instruments. All of the net assets attributable to the Fixed Income Segment are invested in the AST Investment Grade Bond Portfolio of the Trust (the “AST Bond Portfolio”). In pursuing its investment objective, the AST Bond Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in investment grade bonds.

Normally 100% of the Portfolio’s net assets are allocated to the Capital Growth Segment. Portfolio assets are transferred between the Capital Growth Segment and the Fixed Income Segment based on the application of a quantitative model to the Portfolio’s overall net asset value (“NAV”) per share. In general terms, the model seeks to transfer Portfolio assets from the Capital Growth Segment to the Fixed Income Segment when the Portfolio’s NAV per share experiences certain declines and from the Fixed Income Segment to the Capital Growth Segment when the Portfolio’s NAV per share experiences certain increases or remains flat over certain periods of time. The model, however, will not generate: (i) a transfer to the Fixed Income Segment from the Capital Growth Segment that would result in more than 90% of the Portfolio’s net assets being allocated to the Fixed Income Segment, (ii) a large-scale transfer between the Portfolio’s segments that exceeds certain pre-determined daily percentage thresholds.

In an effort to reduce transaction costs, the Manager or the Portfolio’s subadviser, PGIM Quant Solutions, may decline to implement a transfer between the Portfolio’s segments that would otherwise be initiated by the quantitative model to the extent such transfer does not exceed certain pre-determined percentage thresholds. In addition, the quantitative model is proprietary and may be changed by the Manager or PGIM Quant Solutions over time. The Manager or PGIM Quant Solutions may determine that such a change is appropriate for a variety of reasons, including, without limitation, due to changing market, financial, or economic conditions or to make enhancements to the model based on actual experience.

Description of the Proposed Portfolio Repositioning

Current and Proposed Investment Objective. The investment objective of the Portfolio is to seek to obtain a high potential return while attempting to mitigate downside risk during adverse market cycles. The investment objective of the Portfolio will not change as a result of the proposal.

Description of Principal Investment Strategy Changes

General. Currently, the Portfolio operates under a fund-of-funds structure that invests primarily in underlying funds. That means that the Portfolio invests substantially all of its assets in a combination of other mutual funds. As a result of the Portfolio Repositioning, the Portfolio will instead implement its investment strategies through the direct purchase and sale of equity and debt securities and the use of other financial instruments, which will be approximately 75% of its assets. In addition, as a result of Portfolio Repositioning, the Portfolio will continue to invest approximately 25% of its assets in the Underlying Portfolios.

Currently, the asset allocation strategy is determined by the Manager and PGIM Quant Solutions, the subadviser to the Portfolio. As a general matter, PGIM Quant Solutions is generally responsible for determining the Portfolio’s target asset allocation among the various asset classes (i.e., equities, debt, and cash/money market) and selecting the direct security investments to gain exposure in other investment categories. The Manager is responsible for selecting the Underlying Portfolios to be used as the fulfillment options for the Portfolio’s asset allocation decisions, conducting cash management activities, and otherwise handling the actual day-to-day investment management of the Portfolio, including the purchase, retention, and sale of all portfolio securities and instruments, including the Underlying Portfolios and direct security investments. As a result of the Portfolio Repositioning, the Portfolio will no longer invest approximately 100% of its assets in Underlying Portfolios. Instead, the Portfolio will use a core/satellite approach. The core/satellite approach consists of pairing benchmark centric, style neutral, moderate alpha seeking strategies (the core) with opportunistic, style centric, high alpha seeking strategies. As a result, the proposed subadvisers will be responsible for asset allocation, security selection, and overall day-to-day investment management.

As a result of the Portfolio Repositioning, the Portfolio will allocate up to 25% of its net assets to a liquidity strategy. The liquidity strategy will invest primarily in (i) derivative instruments; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in ETFs for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.

Principal Risks of Investing in Repositioned Portfolio.

The risks summarized below are the principal risks of investing in the Portfolio. The Portfolio’s risk profile is not expected to change as a result of the proposal.

All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, it cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.

Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio’s risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.

Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.

Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by Prudential to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which, in certain instances, could adversely affect the Portfolio, including its risk profiles, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadvisers’ ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance. These formulas may also adversely affect the Portfolio’s returns by requiring the purchase or sale of securities at inopportune times and by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies.

Commodity Risk. The value of a commodity-linked investment is affected by, among other things, overall market movements and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.

Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.

Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, U.S. markets; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are often less liquid than U.S. markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Fund of Funds Risk. In addition to the risks associated with the investment in the underlying portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the underlying portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the underlying portfolios’ expenses, which will reduce the Portfolio’s performance.

Liquidity Allocation Risk. The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.

Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.

Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC and the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

Information About the New Subadvisers

Jennison. Jennison is organized under the laws of Delaware as single member limited liability company whose sole member is PGIM, Inc., which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of September 30, 2021, Jennison managed in excess of $240.9 billion in assets for institutional, mutual fund and certain other clients. Jennison’s address is 466 Lexington Avenue, New York, New York 10017.

Set forth below are the names and titles of the principal executive officers of Jennison. The address of each individual is 466 Lexington Avenue, New York, New York 10017. None of the officers or directors of Jennison are also officers or directors of the Manager.

Name	Position with Jennison
David Alexander Hunt	Director
Taimur Hyat	Director
Jurgen Muhlhauser	Director
Jeffrey Todd Becker	Chairman, Director and Chief Executive Officer
Pamela Margaret Sinclair	Director
Kathleen Ann McCarragher	Managing Director, Head of Growth Equity and Director
Spiros Segalas	President, Chief Investment Officer and Director

PGIM. PGIM is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PGIM was formed in June 1984 and was registered with the SEC as an investment adviser in December 1984. The Fixed Income unit of PGIM (PGIM Fixed Income) is the principal public fixed income asset management unit of PGIM. As of September 30, 20210, PGIM had approximately $1.51 trillion in assets under management. PGIM’s address is 655 Broad Street, Newark, New Jersey 07102.

PGIM Fixed Income is the primary public fixed-income asset management unit of PGIM, with $964 billion in assets under management as of September 30, 2021, and is the unit of PGIM that provides investment advisory services.*

PGIM Fixed Income is organized into groups specializing in different sectors of the fixed income market: US and non-US government bonds, mortgages and asset-backed securities, US and non-US investment grade corporate bonds, high-yield bonds, emerging markets bonds, municipal bonds, and money market securities.

* PGIM Fixed Income’s assets under management includes PGIM Limited’s assets under management listed above.

Set forth below are the names and titles of the principal executive officers of PGIM. The address of each individual is 655 Broad Street, Newark, New Jersey 07102. None of the officers or directors of PGIM are also officers or directors of the Manager.

Name	Position with PGIM
David Hunt	Chairman, Director, President and Chief Executive Officer PGIM
Allen Weaver	Director, Senior Managing Director and Vice President
David Durning	Senior Managing Director, President and CEO PGIM Real Estate Finance, Chairman Global Debt Real Estate Businesses for PGIM and Vice President
Eric Adler-Collinet	Senior Managing Director, Chairman and CEO PGIM Real Estate Finance, Chairman PGIM Real Estate Finance and Vice President
Jurgen Muhlhauser	Director, Vice President and Chief Financial Officer
Michael Lillard	Director, Senior Managing Director and Senior Vice President
Chad Earnst	Vice President and Chief Compliance Officer
Taimur Hyat	Chief Operating Officer and Vice President
Maureen Baker Fialcowitz	Vice President and Chief Legal Officer, PGIM

New Portfolio Managers for Repositioned Portfolio

The Repositioned Portfolio will be managed by a team of portfolio managers and other investment professionals. Information about the new portfolio managers who will be responsible for the day-to-day management of the Repositioned Portfolio is set forth below:

PGIM Fixed Income

Michael J. Collins, CFA, is a Managing Director and Senior Portfolio Manager for Core, Core Plus, Absolute Return, and other Multi-Sector Fixed Income strategies. Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist. Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at the Firm in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from Binghamton University and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI). He currently serves as the Treasurer on the Board of CEA, a non-profit that provides education and employment for people with disabilities. Mr. Collins was named a 2019winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.

Richard Piccirillo is a Managing Director and senior portfolio manager for PGIM Fixed Income’s Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Mr. Piccirillo had specialized in mortgage-and asset-backed securities since joining the Firm in1993. Before joining the Firm, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees &Watts. Mr. Piccirillo started his career as a financial analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University. Mr. Piccirillo was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.

Gregory Peters is a Managing Director and Head of PGIM Fixed Income’s Multi-Sector and Strategy. Mr. Peters is a senior portfolio manager for Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies, in addition to having oversight of the firm’s investment strategy function. Prior to joining the Firm in 2014, Mr. Peters was the Chief Global Cross Asset Strategist at Morgan Stanley, responsible for the Firm’s macro research and asset allocation strategy. In addition, he was Morgan Stanley’s Global Director of Fixed Income &Economic Research. Earlier, he worked at Salomon Smith Barney and the Department of U.S. Treasury. He received a BA in Finance from The College of New Jersey and an MBA from Fordham University. Mr. Peters is a member of the Fixed Income Analyst Society and the Bond Market Association. Mr. Peters was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.

Lindsay Rosner, CFA, is Principal on the Multi-Sector Portfolio Management Team for PGIM Fixed Income. Her primary responsibilities are supporting our efforts in managing multi-sector portfolios across several mandates, including Core, Core Plus, and Core Conservative, both intermediate and long duration. Prior to joining the Firm in 2012, Ms. Rosner worked for Barclays Capital (and prior to that, Lehman Brothers) in New York City where she was a convertible bond trader, working with both hedge fund and traditional money management clients. Ms. Rosner is a graduate of Princeton University. She received a BA from the Woodrow Wilson School of Public and International Affairs. Ms. Rosner holds the Chartered Financial Analyst (CFA) designation.

PGIM Quant Solutions

Edward L. Campbell, CFA, is a Managing Director and Portfolio Manager for PGIM Quantitative Solutions working within the Global Multi-Asset Solutions team. As the Head of Dynamic Asset Allocation, he is responsible for portfolio management, analysis, and economic and market valuation research, and he oversees a team of investment professionals. Ed also represents the firm through appearances in major media outlets, most notably as a regular guest on CNBC's Squawk Box. Prior to joining PGIM Quantitative Solutions, Ed served as a Portfolio Manager and Senior Analyst for PGIM Investments' Strategic Investment Research Group (SIRG). Previously, Ed was a Partner and Vice President at Trilogy Advisors. He earned a BS in economics and international business from the City University of New York and an MBA in finance, global business and organizational leadership from the New York University Stern School of Business.

Rory Cummings, CFA, is a Principal and Portfolio Manager for PGIM Quantitative Solutions working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. Prior to his current role, Rory served as a Client Relations Specialist covering a variety of institutional clients. He earned a BA in finance from Seton Hall University and an MBA in financial markets and corporate finance from the New York University Stern School of Business.

Edward F. Keon, Jr. is a Managing Director and Chief Investment Strategist for PGIM Quantitative Solutions' Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. He also represents the firm through appearances in major media outlets, most notably as a regular guest on CNBC’s Squawk Box. Prior to joining PGIM Quantitative Solutions, Ed served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was repeatedly voted onto Institutional Investor's All-American Research Team, and as a Senior Vice President at I/B/E/S International Inc. Ed is a board member of the Chicago Quantitative Alliance, where he heads the committee to develop sound practices in quantitative investment management. He earned a BS in industrial management from the University of Massachusetts Lowell and an MBA in finance and marketing from the Massachusetts Institute of Technology Sloan School of Management.

Marcus M. Perl is a Principal and Portfolio Manager for PGIM Quantitative Solutions working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, research, strategic asset allocation and portfolio construction. Prior to joining PGIM Quantitative Solutions, Marcus was a Vice President and Portfolio Manager at PGIM Investments and a Vice President at FX Concepts Inc. Marcus holds an MA in economics from the University of Southern California.

Information About PGIM Investments and ASTIS

The Trust is managed by PGIM Investments, 655 Broad Street, 17th Floor, Newark, NJ 07102 and ASTIS, One Corporate Drive, Shelton, Connecticut 06484.

As of September 30, 2021, PGIM Investments served as investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $370.3 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.

As of September 30, 2021, ASTIS served as investment manager to certain Prudential US and offshore open-end investment companies with aggregate assets of approximately $155.1 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential. ASTIS has been in the business of providing advisory services since 1992.

Set forth below is the name, title and principal occupation of the principal executive officer of PGIM Investments. There are no directors of PGIM Investments. The address of the principal executive officer of PGIM Investments is 655 Broad Street, 17th Floor, Newark, New Jersey 07102. None of the officers or directors of PGIM Investments are also officers or directors of Jennison, PGIM, PGIM Limited or PGIM Quant Solutions.

Name	Position with PGIM Investments	Principal Occupations
Stuart S. Parker	Chief Executive Officer, Chief Operating Officer, Officer-in-Charge, President

President of PGIM Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).

Set forth below are the names, titles and principal occupations of the principal executive officer and the directors of ASTIS. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484. None of the officers or directors of ASTIS are also officers or directors of Jennison, PGIM, PGIM Limited, or PGIM Quant Solutions.

Name	Position with ASTIS	Principal Occupations
Scott E. Benjamin*	Director and Executive Vice President

Executive Vice President (since May 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Executive Vice President (since June 2019) of Prudential Trust Company; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

Timothy S. Cronin	Director, President, Chief Executive Officer, Chief Operating Officer, Officer-in-Charge

President, Chief Executive Officer, Chief Operating Officer, Officer-In-Charge (since March 2006), Director (since June 2005) of AST Investment Services, Inc.; Senior Vice President of PGIM Investments LLC (since May 2009); Vice President (since July 2006) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Senior Vice president (since May 2006) of Prudential Annuities Life Assurance Corporation; Vice President of Prudential Annuities, Inc. (since May 2003).

Dylan J. Tyson	Director and Executive Vice President

Director, President, and Chief Executive Officer (since December 2019) of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Holding Company, Inc., Prudential Annuities Information Services & Technology Corporation, Prudential Annuities Life Assurance Corporation, Prudential Annuities, Inc. and Prudential Life Insurance Company of Taiwan Inc.; Senior Vice President, Annuities (since December 2019) of Prudential Financial, Inc. and The Prudential Insurance Company of America.

* Mr. Benjamin’s principal address is 655 Broad Street, 17th Floor, Newark, NJ 07102.

Set forth below is a list of the officers of the Trust who are also officers or directors of PGIM Investments and/or ASTIS.*

Name	Position with Trust	Position with PGIM Investments	Position with ASTIS
Timothy S. Cronin	President	Senior Vice President	Director, President, Chief Executive Officer, Chief Operating Officer, Officer-in-Charge
Ken Allen	Vice President	Vice President	Vice President
Claudia DiGiacomo	Chief Legal Officer and Assistant Secretary	Assistant Secretary and Vice President	N/A
Andrew R. French	Secretary	Assistant Secretary and Vice President	N/A
Melissa Gonzalez	Assistant Secretary	Assistant Secretary and Vice President	N/A
Patrick McGuinness	Assistant Secretary	Assistant Secretary and Vice President	N/A
Dino Capasso	Chief Compliance Officer	Chief Compliance Officer and Vice President	Chief Compliance Officer
Christian J. Kelly	Treasurer & Principal Financial and Accounting Officer	Assistant Treasurer and Vice President	Vice President

* Includes Mr. Cronin, who also serves as an interested trustee of the Trust.

Substantially Similar Funds or Portfolios Managed by PGIM Investments or ASTIS

[[ASTIS and PGIM Investments do not manage another fund or portfolio that has investment objectives, policies, and strategies that are substantially similar to the proposed investment objective, policies, and strategies for the Repositioned Portfolio.]]

Substantially Similar Funds or Portfolios Advised by the Subadvisers

[[Jennison, PGIM, PGIM Limited, and PGIM Quant Solutions do not manage another fund or portfolio that has investment objectives, policies, and strategies that are substantially similar to the proposed investment objective, policies, and strategies for the Repositioned Portfolio.]]

Implementation

As explained in more detail above, the Manager and the Board are proposing the amended Management Agreement, including an increase in the fee rate, in order to enable the Manager to retain Jennison, PGIM, and PGIM Limited as new subadvisers for the Portfolio and, alongside PGIM Quant Solutions, the Portfolio’s current subadviser, to implement the new principal investment strategy for the Portfolio.

If the amended Management Agreement is approved by the shareholders, the revised fee schedule will become effective and Jennison, PGIM, and PGIM Limited will be added as new subadvisers to the Portfolio. The appointment of Jennison, PGIM, and PGIM Limited are expected to occur on or about April 25, 2022. PGIM Quant Solutions, will continue to serve as subadviser to the Repositioned Portfolio.

THE BOARD OF TRUSTEES OF ADVANCED SERIES TRUST, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1.

PROPOSAL 2

APPROVAL OF A SHAREHOLDER SERVICES AND DISTRIBUTION PLAN

Shareholders of the Portfolio are being asked to approve a shareholder services and distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the proposed Plan, the Portfolio would be charged a shareholder services and distribution fee (“12b-1 fee”) at the annual rate of 0.25% of the average daily net assets of the Portfolio. These fees would be used to compensate Prudential Annuities Distributors, Inc. (“PAD”) for shareholder servicing and distribution services for the Portfolio.

The Portfolio does not currently pay a 12b-1 fee directly. The Portfolio is currently structured as a fund-of-funds, which means that it invests all or substantially all of its assets in underlying portfolios. Instead, the Portfolio indirectly pays a 12b-1 fee through the acquired fund fees and expenses of the investments in the underlying portfolios.

If shareholders approve the proposal, the Portfolio will no longer be structured as a fund-of-funds, and therefore would no longer bear the indirect cost of the 12b-1 fees paid by the underlying portfolios. To replace the indirect 12b-1 fees that the Portfolio will cease paying, shareholders are being asked to adopt the Plan and directly pay the equivalent 12b-1 fee, which was formerly paid indirectly.

Board Approval and Recommendation

At meeting of the Board held on November 15-16, 2021, the Trustees, including the Independent Trustees, unanimously approved the Plan for the Portfolio and recommended that the Portfolio’s shareholders approve the Plan.

Background

Rule 12b-1 under the 1940 Act permits a mutual fund to finance the distribution and sale of its shares out of fund assets, but only in compliance with the requirements, terms and conditions set out in Rule 12b-1. Rule 12b-1 requires any mutual fund paying distribution expenses to adopt a written plan, which is sometimes referred to as a “Rule 12b-1 plan.”

In order to be adopted and implemented, a Rule 12b-1 plan initially must be approved by the board of trustees of a mutual fund, including the trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the mutual fund and who have no direct or indirect financial interest in the operation of the plan or in any agreement related to the plan. A Rule 12b-1 plan also must be approved by the affirmative vote of at least “a majority of outstanding voting securities” (as that term is defined in the 1940 Act) of the fund if the plan is adopted after the relevant share class is offered to the public. A Rule 12b-1 plan may not be amended to increase materially the amount to be spent for distribution without approval of both the board of trustees of the mutual fund and a majority of outstanding voting securities of the mutual fund. Rule 12b-1 additionally requires that the board of trustees of a mutual fund be provided with quarterly written reports detailing the amounts spent under the plan and the purposes for the expenditures.

The shares offered by the other portfolios of the Trust are currently subject to a Rule 12b-1 fee that is identical to the one proposed under the Plan. The 12b-1 fee imposed under the Plan, if approved, would be identified and disclosed in the Portfolio’s expense table in its prospectus, in the row entitled “Distribution and/or Service Fees.”

Summary of the Plan

The proposed Plan is attached to this Proxy Statement as Exhibit B. The following description of the Plan is only a summary. You should refer to Exhibit B for the complete Plan.

Under the Plan, the Portfolio would be charged a 12b-1 fee at the annual rate of 0.25% of the average daily net assets attributable to the Portfolio. The fees would compensate PAD and its affiliates for various administrative services, including but not limited to the filing, printing and delivery of the Trust’s prospectus and statement of additional information, annual and semi-annual shareholder reports, and other required regulatory documents, responding to shareholder questions and inquiries relating to the Portfolio, and related functions and services. In addition, pursuant to the Plan, the fee would compensate PAD and its affiliates for various services rendered and expenses incurred in connection with activities intended to result in the sale or servicing of the shares of the Portfolio. These activities would include, but are not limited to, the following:

• printing and mailing of prospectuses, statements of additional information, supplements, proxy statement materials, and annual and semi-annual reports for current owners of variable annuity contracts indirectly investing in the shares (the Contracts);

• reconciling and balancing separate account investments in the Portfolio;

• reconciling and providing notice to the Trust of net cash flow and cash requirements for net redemption orders;

• confirming transactions;

• providing Contract owner services related to investments in the Portfolio, including assisting the Trust with proxy solicitations, including providing solicitation and tabulation services, and investigating and responding to inquiries from Contract owners that relate to the Portfolio;

• providing periodic reports to the Trust and regarding the Portfolio to third-party reporting services;

• paying compensation to and expenses, including overhead, of employees of PAD and other broker-dealers and financial intermediaries that engage in the distribution of the shares including, but not limited to, commissions, service fees and marketing fees;

• printing and mailing of prospectuses, statements of additional information, supplements and annual and semi-annual reports for prospective Contract owners;

• paying expenses relating to the development, preparation, printing and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to the Portfolio;

• paying expenses of holding seminars and sales meetings designed to promote the distribution of the shares;

• paying expenses of obtaining information and providing explanations to Contract owners regarding investment objectives, policies, performance and other information about the Trust and its Portfolios;

• paying expenses of training sales personnel regarding the Portfolio; and

• providing other services and bearing other expenses for the benefit of the Portfolio, including activities primarily intended to result in the sale of shares of the Trust.

The Plan is of a type known as a “compensation” plan because payments would be made for services rendered to the Portfolio regardless of the level of actual expenditures by PAD. However, as part of their oversight of the operations of the Trust and the Plan, the Trustees would consider and examine all payments made to PAD and all expenditures by PAD for purposes of reviewing operations under the Plan. As required under Rule 12b-1, the Plan provides that PAD and any other person(s) authorized to direct the disposition of monies paid or payable by the Portfolio pursuant to the Plan or any related agreement will provide to the Board, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

The Plan and any related agreement will continue in effect, with respect to the Portfolio, for a period of more than one year only so long as such continuance is specifically approved at least annually by a majority vote of (a) the Trust’s Board of Trustees and (b) the Trust’s Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan or such agreement, as applicable. In addition, the Plan and any related agreement may be terminated at any time with respect to any Portfolio by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities representing the shares of the Portfolio. The Plan may not be amended to increase materially the amount of distribution and shareholder service fees permissible with respect to any Portfolio until it has been approved by the Board and by a vote of at least a majority of the outstanding voting securities representing the shares of the Portfolio.

Overall Impact of Approval of the Plan

As noted above, the Portfolio does not currently pay a 12b-1 fee directly. Instead, it indirectly pays the 12b-1 fee through the acquired fund fees and expenses of the investments in the underlying AST portfolios. The Portfolio receives the same distribution and other services as the other AST portfolios, but it does not have its own fee to avoid fee duplication. If shareholders approve the proposal, the Portfolio will no longer bear the 12b-1 fee indirectly since the Portfolio will no longer invest in the other AST portfolios. If shareholders approve proposal 2 (application of the Plan), the same 12b-1 fee will be paid by the Portfolio on a direct basis, instead of indirectly.

Board Considerations

The Board of Trustees, including the Independent Trustees, considered the Manager’s proposal that the Board adopt the Plan for the Portfolio at a meeting of the Board held on November 15-16, 2021. The Independent Trustees and their independent counsel also discussed the proposal with the Manager before the meeting.

The Board noted that the Portfolio is not subject to the Plan and does not pay a direct 12b-1 fee because the Portfolio is structured as funds-of-funds. Instead, the Portfolio indirectly pay a 12b-1 fee through the acquired fund fees and expenses of its investments in underlying portfolios. Because of the change to the Portfolio’s principal investment strategy to move from a fund-of-funds structure that invests primarily in underlying funds to a structure using primarily direct investments through multiple sleeves, the Manager proposed that the Portfolio adopt the Plan and pay 12b-1 fees directly under the Plan. The Board noted that the other portfolios of the Trust that are not structured as funds-of-funds are currently subject to the Plan and pay the 12b-1 fee directly.

In connection with its deliberations, the Board took into account information prepared specifically in connection with the consideration of the Plan, as well as information furnished and discussed throughout the year at regular and special Board meetings. Information furnished and discussed throughout the year included information regarding the Trust’s servicing and distribution arrangements, as well as periodic reports on shareholder services and distribution expenses incurred by the Manager and its affiliates.

The Independent Trustees met in advance of the meeting at which the Plan was considered and approved, and in executive session during the meeting, to review the information provided. Representatives of the Manager attended portions of the executive session to review and discuss matters relating to the Plan and to provide additional information requested by the Independent Trustees. At the meeting and during the portions of the executive session attended by the Manager’s representatives, the Independent Trustees and the Manager’s representatives engaged in extensive discussions regarding the Plan. The Independent Trustees were assisted by independent counsel during these meetings and during their deliberations regarding the Plan, and also received materials discussing the legal standards applicable to their consideration of the Plan.

In connection with its deliberations, the Board gave particular attention to the fact that the approval of the Plan with respect to the Portfolio would effectively substitute a direct 12b-1 fee for the indirect 12b-1 fees paid by the Portfolio through its investments in other portfolios of the Trust and that overall expenses of the Portfolio would decrease.

In addition, the Board considered that (1) the Plan would require that the Trustees be provided, and that they review, on at least a quarterly basis, a written report describing the amounts expended under the Plan and the purposes for which such expenditures were made; (2) the adoption of the Plan would make expenditures intended to promote shareholder servicing and distribution of the Portfolio’s shares more transparent to shareholders and to the Board; and (3) the overall shareholder and distribution servicing arrangements for the Trust would assist in maintaining the competitive position of the Portfolio in relation to other insurance fund complexes.

After consideration of the factors noted above, together with other factors and information considered relevant, the Board, including the Independent Trustees, concluded that there was a reasonable likelihood that the Plan would benefit the Portfolio and its shareholders. Based on its review, the Board, including such Independent Trustees, approved the Plan and directed that the Plan be submitted to the shareholders of the Portfolio for approval.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table shows the fees and expenses of the Portfolio’s shares and the estimated pro forma fees and expenses of the Portfolio’s shares assuming that shareholders approve proposal. Fees and expenses for the Portfolio are based on those incurred by the Portfolio’s shares for the twelve-month year ended June 30, 2021. The pro forma fees and expenses of the shares of the Portfolio assume that the Plan had been in effect for the twelve-month year ended June 30, 2021.

Please note that the tables do not reflect any fees and expenses associated with a variable annuity contract or a variable life insurance policy, which would increase overall fees and expenses. See your variable annuity or variable life insurance prospectus for a description of those fees and expenses.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

AST Quantitative Modeling Portfolio

	Current Portfolio Operating Expenses (as of 6/30/21)	Pro Forma Operating Expenses (Assuming Proposals Implemented)
Management Fee	0.25%	0.71%
Distribution and/or Service Fees (12b-1 fees)	0.00	0.25
Other Expenses	0.01	0.03
Acquired Fund Fees and Expenses	0.90	0.23
Total Annual Portfolio Operating Expenses	1.16%	1.22%
Fee Waiver and/or Expense Reimbursement	(0.00)*	(0.23)**
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.16%	0.99%

* The Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets of each Portfolio of the Trust managed as a fund of funds. Because the voluntary waiver is not contractual and may be withdrawn at any time, it is not shown in the Portfolio’s fee table under applicable SEC rules for mutual fund prospectuses.

** If the proposals are implemented, the Manager has contractually agreed to waive 0.02% of its investment management fee through June 30, 2023. The Manager has also contractually agreed to waive a portion of its investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee received from other portfolios of the Trust due to the Portfolio's investment in any such portfolios. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

Examples of Portfolio Expenses

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of the year. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Quantitative Modeling Portfolio (as of 6/30/21)	1 Year	3 Years	5 Years	10 Years
Current	$118	$368	$638	$1,409
Pro Forma	$101	$364	$648	$1,437

Implementation of the Plan

If approved by shareholders, it is anticipated that the Plan will become effective on or about April 25, 2022. At that time, the Portfolio will pay the 0.25% 12b-1 fee pursuant to the Plan. Because the Portfolio will no longer be operated as primarily a fund-of-funds as of April 25, 2022, the Portfolio will cease paying the 12b-1 fee indirectly through its investments in the other portfolios of the Trust.

VOTING INFORMATION

Voting Rights

Shareholders as of the Record Date are entitled to vote. Contract owners who have allocated account values to Separate Accounts investing in the Portfolio as of the Record Date may instruct their Insurance Company how to vote the shares related to their investment. Contract owners should consider themselves shareholders for purposes of these proxy materials. The Record Date is November 19, 2021.

Each whole Share of a Portfolio is entitled to one vote as to the proposal with respect to which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. The table in Exhibit C shows the number of outstanding shares of the Portfolio as of the Record Date that are entitled to vote at each meeting. Together, the Insurance Companies owned of record more than 99% of those shares.

Required Shareholder Vote

If an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions, it will be treated as an instruction to vote the Shares in favor of the proposals. Shares in each sub-account of a Separate Account that is invested in a Portfolio for which an Insurance Company receives no timely voting instructions from Contract owners, or that are attributable to amounts retained by an Insurance Company as surplus or seed money, will be voted by the Insurance Company either “FOR” or “AGAINST” approval of the proposals, or as an abstention, in the same proportion as the Shares for which Contract owners have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contract owners could determine whether a proposal is approved.

With respect to proposal 1 and proposal 2, “voting securities” refers to the Shares of the Portfolio. The implementation of the new principal investment strategy is contingent on the Portfolio’s shareholders approving both proposal 1 and proposal 2. If shareholders of the Portfolio approve proposal 1 but do not approve proposal 2, then proposal 1 will automatically be withdrawn and cancelled, the Management Agreement will not be amended and the new principal investment strategy will not be implemented for the Portfolio.

The presence, via remote communication or by proxy, of at least one-third of the shares of the Portfolio entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to the Portfolio. It is expected that the presence at the Meeting of the Insurance Companies will be sufficient to constitute a quorum. If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the proposals. If a Contract owner abstains from voting as to any matter, the shares represented by the abstention will be deemed present at the Meeting for purposes of determining a quorum but will not be voted and, therefore, will have the effect of a vote against the proposals.

To the knowledge of the Trust, as of the Record Date, the current Trustees and officers owned, individually and as a group, less than 1% of the shares of the Trust and the Portfolio. Broker-dealers affiliated with the Manager received no commissions from the Trust with respect to the Portfolio during the twelve-month period year December 31, 2020.

Solicitation of Proxies and Voting Instructions

Solicitation of voting instructions is being made by the Trust primarily by distribution of this Notice and Proxy Statement by mail. In addition to the solicitation of proxies and voting instructions by mail, officers and agents of the Trust and employees of the Manager, and its affiliates, without additional compensation, may solicit proxies and voting instructions in person or by telephone, fax, the Internet, personal interview or other permissible means. In lieu of executing a voting instruction card, you may attend the Meeting via remote communication.

The Trust has retained Broadridge Financial Solutions, Inc. (Broadridge) for the purpose of responding to questions and requests for assistance from Contract owners. Broadridge may also provide services for the solicitation of voting instructions from Contract owners through any of the means described above. The solicitation services to be provided by Broadridge may include, but are not limited to mailing services, outbound calling, vote recording and vote tabulation. Estimated cost for Broadridge’s services is $32,500 which will be covered by the Manager or its affiliates.

To instruct an Insurance Company as to how to vote the Shares held in its Separate Accounts, Contract owners are asked to promptly complete their voting instructions on the enclosed voting instruction card; and sign, date and mail the voting instruction card in the accompanying postage-paid envelope. Contract owners may also provide voting instructions by telephone by calling 1-800-690-6903, or over the Internet by visiting www.proxyvote.com.

The number of Shares held in the sub-account of a Separate Account corresponding to a Portfolio for which a Contract owner may provide voting instructions was determined as of the Record Date by dividing (i) the Contract’s account value allocable to that sub-account by (ii) the net asset value of one Share of the Portfolio. Each whole share is entitled to one vote on the proposals and each fractional share is entitled to a proportionate fractional vote.

At any time prior to an Insurance Company’s voting at the Meeting, a Contract owner may revoke his or her voting instructions with respect to a proposal by providing the Insurance Company (as noted on each Contract owner’s voting instruction card) with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone at 1-800-690-6903 or over the Internet at www.proxyvote.com, or participating and providing voting instructions via remote communication at a Meeting.

Proxy Solicitation Costs

Contract owners will not bear any of the costs or expenses associated with this Proxy Statement. The cost of the Proxy Statement and the Meeting, including the cost of solicitation of voting instructions with respect to the proposals will be borne by the Manager and/or its affiliates. The principal solicitation will be by mail, but voting instructions also may be solicited by telephone, fax, personal interview by officers or agents of the Manager or its affiliates, over the Internet, or other permissible means. Contract owners can provide voting instructions by mail with the enclosed voting instruction card, or by telephone by calling 1-800-690-6903, or over the Internet by visiting www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting.

Transition Expenses

In order for the Subadvisers to implement the new investment strategies on behalf of the Repositioned Portfolio, it is expected that a substantial amount of shares of the underlying AST portfolios held by the Portfolio will be liquidated and that equity securities, fixed-income securities, money market instruments, and other financial instruments selected by the Subadvisers will be purchased on behalf of the Portfolio. Brokerage commissions and other transaction-related expenses will be directly incurred on behalf of the Portfolio in connection with the liquidation of the underlying AST portfolios and the purchase of equity securities, fixed-income securities, money market instruments, and other financial instruments selected by the Subadvisers. Such direct brokerage commissions and other transaction-related expenses are expected to equal approximately as follows and will be borne by the Portfolio and its shareholders:

Direct Brokerage Commissions and Other Transaction-Related Expenses (based on net assets as of August 31, 2021)
$225,000 (or 0.015%)

Adjournment

If sufficient votes in favor of the proposals are not received by the time scheduled for the Meeting, the officers of the Trust may propose one or more adjournments or postponements of the Meeting to permit further solicitation of voting instructions. The costs of any additional solicitation and any adjourned session will be paid by the Manager and/or its affiliates.

Other Matters

The Trust is not aware of any matters to be presented at the Meeting other than the proposals described in this Proxy Statement. If other business properly comes before the Meeting, the Insurance Companies will vote thereon in their discretion and in accordance with their best judgment. The Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Trust’s management. Shareholders will be given notice of any meeting of shareholders not less than ten days, and not more than ninety days, before the date of the meeting. In order for a shareholder proposal to be incorporated in the Trust’s proxy statement for a meeting of shareholders, the proposal must be submitted in accordance with the Trusts’ governing documents and must be received a reasonable time (generally at least 150 days) before the Trust begins to print and send its proxy materials to shareholders. Any notice of a shareholder proposal that is not submitted in accordance with the Trusts’ governing documents or not received by the Trust within a reasonable time before the Trust sends its proxy materials relating to a particular meeting will be considered untimely and will not be considered.

Prompt execution and return of the enclosed voting instruction card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience. If executed but unmarked voting instructions are received, an Insurance Company will vote those unmarked voting instructions in favor of a proposal.

* * * * *

Copies of the Trust’s annual reports, semi-annual reports, including financial statements, and proxy statements are sent to shareholders. Only one copy of a report or proxy statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust’s most recent annual report and semi-annual report may be obtained without charge by writing the Trust at 655 Broad Street, 17th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free).

WE NEED YOUR VOTE. IT IS IMPORTANT THAT YOU EXECUTE AND RETURN ALL OF YOUR VOTING INSTRUCTION CARDS PROMPTLY.

INDEX TO EXHIBITS TO PROXY STATEMENT

PAGE
Exhibit A	Investment Management Agreement for the Portfolio	A-1
Exhibit B	Shareholder Services and Distribution Plan of the Portfolio	B-1
Exhibit C	Outstanding Shares of the Portfolio	C-1

ATTACHMENT TO PROXY STATEMENT

Form of Voting Instruction Card

[   ]

EXHIBIT A

ADVANCED SERIES TRUST

INVESTMENT MANAGEMENT AGREEMENT

Agreement made this 1st day of May, 2003, between Advanced Series Trust, a Massachusetts trust (the Fund), and each of Prudential Investments LLC, a New York limited liability company (PI) and American Skandia Investment Services, Inc. (ASISI).

W I T N E S S E T H

WHEREAS, the Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act); and

WHEREAS, the Fund desires to retain PI and ASISI jointly to render or contract to obtain as hereinafter provided investment advisory services to the Fund and the Fund also desires to avail itself of the facilities available to PI and ASISI with respect to the administration of its day-to-day business affairs, and both PI and ASISI are willing to render such investment advisory and administrative services; and

WHEREAS, the Fund desires to retain PI and ASISI to act as co-managers (in such joint capacity the Co-Managers) with respect to the Fund; it being understood that PI, except as otherwise provided herein, shall oversee, supervise and assist with ASISI’s provision of investment advisory services to the Fund;

NOW, THEREFORE, the parties agree as follows:

1. The Fund hereby appoints the Co-Managers to act as manager of the Fund and each series thereof set forth on Schedule A hereto (each a Portfolio) and as administrator of its business affairs for the period and on the terms set forth in this Agreement. The Co-Managers accept such appointment and agree to render the services herein described, for the compensation herein provided. Subject to the approval of the Board of Trustees of the Fund, the Co-Managers are authorized to enter into one or more subadvisory agreements with any subadviser, whether or not affiliated with the Manager (including, to the extent legally permissible, Prudential Investment Management, Inc. and Jennison Associates LLC) (each, a Subadviser), pursuant to which such Subadviser shall furnish to the Fund and each Portfolio investment advisory services in connection with the management of the Fund and such Portfolio (each, a Subadvisory Agreement). Subject to the approval of the Board of Trustees of the Fund, the Co-Managers are authorized to retain more than one Subadviser for each Portfolio, and if any Portfolio has more than one Subadviser, the Co-Managers are authorized to allocate and reallocate the assets of such Portfolio among the Subadvisers to such Portfolio. The Co-Managers will continue to have joint and several responsibility to the Fund and each Portfolio for all investment advisory services furnished to the Fund and such Portfolio pursuant to any Subadvisory Agreement. The Fund and Co-Managers understand and agree that the Co-Managers may manage the Fund and each Portfolio in a “manager-of-managers” style with either a single Subadviser or multiple Subadvisers for such Portfolio, which contemplates that the Co-Managers will, among other things and pursuant to an Order issued by the Securities and Exchange Commission (SEC): (i) continually evaluate the performance of each Subadviser to such Portfolio, if applicable, through quantitative and qualitative analyses and consultations with such Subadviser; (ii) periodically, and at least annually, make recommendations to the Fund’s Board as to whether the contract with each Subadviser should be renewed, modified, or terminated in respect of such Portfolio; and (iii) periodically report to the Fund’s Board regarding the results of its evaluation and monitoring functions. The Fund recognizes that, subject to Board approval, a Subadviser’s services in respect of the Fund or any Portfolio may be terminated or modified pursuant to the “manager-of-managers” process, and that the Co-Managers may appoint a new Subadviser for any Subadviser that is so removed.

2. Subject to the supervision of the Board of Trustees of the Fund, the Co-Managers shall administer the Fund’s business affairs and, in connection therewith, shall furnish the Fund with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities and, subject to Section 1 hereof and any Subadvisory Agreement, the Co-Managers shall manage the investment operations of the Fund and the composition of the investment portfolio for each Portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio’s investment objectives, policies and restrictions as stated in the Fund’s SEC registration statement on Form N-1A, as in effect from time to time (the Registration Statement), and subject to the following understandings:

(a) With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) shall provide supervision of the Portfolio’s investments, and shall determine from time to time what investments or securities will be purchased, retained, sold or loaned by the Portfolio, and what portion of the assets of such Portfolio will be invested or held uninvested as cash.

(b) With respect to the Fund and each Portfolio, the Co-Managers, in the performance of their duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust of the Fund and the Registration Statement and with the instructions and directions of the Board of Trustees of the Fund, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations. In connection therewith, the Co-Managers shall, among other things, prepare and file (or cause to be prepared and filed) such reports as are, or may in the future be, required by the SEC).

(c) With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) shall determine the securities and futures contracts to be purchased or sold by such Portfolio and will place orders pursuant to their determinations with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated, to the extent legally permissible) in conformity with the policy with respect to brokerage as set forth in the Registration Statement or as the Board of Trustees may direct from time to time. In providing the Fund and each Portfolio with investment supervision, it is recognized that the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) may consider the financial responsibility of or research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of either of the Co-Manager (or Subadvisers) may be a party, the size and difficulty in executing the order, and the value of the expected contribution of the broker dealer to the investment performance of the Portfolio on a continuing basis. It is understood that, to the extent legally permissible, Prudential Securities Incorporated (or a broker-dealer affiliated with a Subadviser) may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund’s investment transaction business for the Fund or any Portfolio. It is also understood that it is desirable for the Fund and each Portfolio that the Co-Manager (or the Subadviser(s) to such Portfolio) have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants, and that such brokers or futures commission merchants may execute brokerage transactions at a higher cost to the Fund and such Portfolio than may result when allocating brokerage to other brokers or futures commission merchants on the basis of seeking the most favorable price and efficient execution. Therefore, the Co-Managers (and the Subadviser(s) to such Portfolio under the Co-Manager’s supervision) each is authorized to pay higher brokerage commissions for the purchase and sale of securities and futures contracts for the Fund to brokers or futures commission merchants who provide such research and analysis, subject to review by the Fund’s Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such broker or futures commission merchant may be useful to the Co-Manager (or the Subadviser) in connection with its services to other clients.

On occasions when the Co-Managers (or any Subadviser to such Portfolio under the Co-Managers’ supervision) deem the purchase or sale of a security or a futures contract to be in the best interest of the Fund and such Portfolio as well as other clients of the Co-Managers (or such Subadviser), the Co-Manager (or such Subadviser), to the extent legally permissible, may, but shall be under no obligation to, aggregate the securities or futures contracts to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Co-Managers (or such Subadviser) in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and such Portfolio and to such other clients.

(d) With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) shall maintain all books and records with respect to the Fund’s and such Portfolio’s portfolio transactions and shall render to the Fund’s Board of Trustees such periodic and special reports as the Board may reasonably request.

(e) With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Manager’s supervision) shall be responsible for the financial and accounting records to be maintained by the Fund and such Portfolio’s (including those being maintained by the Fund’s custodian).

(f) With respect to the Fund and each Portfolio, the Co-Manager (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) shall provide the Fund’s custodian on each business day information relating to all transactions concerning the assets of the Fund and such Portfolio.

(g) The investment management services of the Co-Managers under this Agreement are not to be deemed exclusive, and the Co-Managers shall be free to render similar services to others.

(h) The Co-Managers shall make reasonably available their employees and officers for consultation with any of the Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

3. The Fund has delivered to the Co-Managers copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a) Articles of Incorporation or Declaration of Trust of the Fund;

(b) By-Laws of the Fund (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

(c) Certified resolutions of the Board of Trustees of the Fund authorizing the appointment of the Manager and approving the form of this agreement;

(d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the SEC relating to the Fund and its shares of common stock and all amendments thereto; and

(e) Each prospectus and statement of additional information of the Fund.

4. The Co-Managers shall authorize and permit any of their officers and employees who may be elected as Trustees or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Co-Managers under this Agreement may be furnished through the medium of any such officers or employees of the Co-Managers.

5. The Co-Managers shall keep the Fund’s books and records required to be maintained by it pursuant to Paragraph 2 hereof. The Co-Managers agree that all records which it maintains for the Fund are the property of the Fund, and they will surrender promptly to the Fund any such records upon the Fund’s request, provided however that the Co-Managers may retain a copy of such records. The Co-Managers further agree to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Co-Managers pursuant to Paragraph 2 hereof.

6. During the term of this Agreement, the Co-Managers shall pay the following expenses:

(i) the salaries and expenses of all Trustees, officers and employees of the Fund and the Co-Managers, except the fees and expenses of Trustees who are not affiliated persons of the Co-Managers or any Subadviser, (ii) all expenses incurred by the Co-Managers in connection with managing the ordinary course of the Fund’s business, other than those specifically assumed by the Fund herein, and

(iii) the fees, costs and expenses payable to each Subadviser pursuant to a Subadvisory Agreement.

The Fund assumes and will pay the expenses described below:

(a) the fees and expenses incurred by the Fund or any Portfolio in connection with the management of the investment and reinvestment of its assets,

(b) the fees and expenses of Fund Trustees who are not “interested persons” of the Fund within the meaning of the 1940 Act,

(c) the fees and expenses of the Custodian that relate to (i) the custodial function and the recordkeeping connected therewith, (ii) preparing and maintaining the general accounting records of the Fund and the provision of any such records to the Co-Managers useful to the Co-Managers in connection with the Co-Managers’ responsibility for the accounting records of the Fund pursuant to Section 31 of the 1940 Act and the rules promulgated thereunder, (iii) the pricing or valuation of the shares of the Fund, including the cost of any pricing or valuation service or services which may be retained pursuant to the authorization of the Board of Trustees of the Fund, and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Fund’s securities,

(d) the fees and expenses of the Fund’s Transfer and Dividend Disbursing Agent that relate to the maintenance of each shareholder account,

(e) the charges and expenses of legal counsel and independent accountants for the Fund,

(f) brokers’ commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions,

(g) all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies,

(h) the fees of any trade associations of which the Fund may be a member,

(i) the cost of certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund,

(j) the cost of fidelity, directors’ and officers’ and errors and omissions insurance,

(k) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, and paying notice filing fees under state securities laws, including the preparation and printing of the Registration Statement and the Fund’s prospectuses and statements of additional information for filing under federal and state securities laws for such purposes,

(l) allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports and notices to shareholders in the amounts necessary for distribution to the shareholders,

(m) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and

(n) any expenses assumed by the Fund pursuant to a distribution and/or service plan adopted in a manner that is consistent with Rule 12b-1 under the 1940 Act.

7. For the services provided and the expenses assumed by the Co-Managers pursuant to this Agreement, the Fund will pay to ASISI as full compensation therefore a fee at the annual rate(s) as described on the attached Schedule A with respect to the average daily net assets of the Fund. This fee will be computed daily, and will be paid to ASISI monthly. The Fund shall not pay any fee or other compensation to PI for the services provided and the expenses assumed pursuant to this Agreement. Provided, however, that upon any dissolution, liquidation or merger of ASISI into PI, or in the event that ASISI is unable for any reason to perform its duties as specified in this Agreement, PI shall be entitled to receive the same fees as formerly paid by the Fund to ASISI subject to the performance of the obligations of the Co-Managers hereunder.

8. The Co-Managers shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except that the Co-Managers shall be jointly and severally liable for any loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on either Co-Manager’s part in the performance of their duties or from reckless disregard by either Co-Manager of their obligations and duties under this Agreement. Federal and state laws impose responsibilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Fund may have under applicable law.

9. This Agreement shall continue in effect as to each Portfolio for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Fund or any Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio, or by the Co-Managers at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

10. Nothing in this Agreement shall limit or restrict the right of any officer or employee of the Co-Managers who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Co-Managers to engage in any other business or to render services of any kind to any other corporation, firm, individual or association; provided that nothing in this paragraph 10 shall relieve the Co-Managers from the performance of any obligation hereunder.

11. Except as otherwise provided herein or authorized by the Board of Trustees of the Fund from time to time, the Co-Managers shall for all purposes herein be deemed to be independent contractors, and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund or any Portfolio.

12. During the term of this Agreement, the Fund agrees to furnish the Co-Managers at their respective principal offices all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer in any way to the Co-Managers prior to use thereof and not to use such material if the Co-Managers reasonably object in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Co-Managers copies of any of the above- mentioned materials which refer in any way to the Co-Managers. Sales literature may be furnished to the Co-Managers hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery. The Fund shall furnish or otherwise make available to the Co-Managers such other information relating to the business affairs of the Fund as the Co-Managers at any time, or from time to time, reasonably request in order to discharge its obligations hereunder.

13. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

14. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid to the respective addresses indicated below; provided that any party may, by written notice to the others, designate a different recipient or address for such party:

If to the Co-Managers: Prudential Investments LLC
Gateway Center Three
100 Mulberry Street, 4th Floor
Newark, NJ 07102-4077
Attention: President
and
AST Investment Services, Inc.
One Corporate Drive
Shelton, CT 06484
Attention: President

If to the Fund: Advanced Series Trust
One Corporate Drive
Shelton, CT 06484
Attention: President

Copy to:
Prudential Investments LLC

Gateway Center Three
100 Mulberry Street, 4th Floor
Newark, NJ 07102-4077
Attention: President

15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

16. The Fund may use the name “Portfolio” or any name including the word “Prudential,” “Skandia,” “AST,” or “American Skandia” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Co-Managers’ business as Co-Managers or any extension, renewal or amendment thereof remain in effect. At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Co-Managers, or any organization which shall have so succeeded to such businesses. In no event shall the Fund use the name “Portfolio.” or any name including the word “Prudential,” “Skandia,” “AST,” or “American Skandia” if the Co-Managers’ functions are transferred or assigned to a company of which The Prudential Insurance Company of America does not have control. Further provided, that the Fund’s right to use the words “Skandia,” “AST,” or “American Skandia” shall also be subject to the terms, conditions, restrictions and limitations governing the use of such words as set forth in any licensing or similar agreement(s) that may then be in effect between Prudential Financial, Inc. and Skandia Insurance Company Ltd. Or their successors or assigns.

17. Liability of the Trustees and Shareholders. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument are not binding upon any of the Trustees or shareholders individually but is binding only upon the assets and property of the Trust.

18. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the ICA, shall be resolved by reference to such term or provision of the ICA and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the ICA. In addition, where the effect of a requirement of the ICA, reflected in any provision of this Agreement, is related by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this instrument to be executed by their officers designated below as of the day and year above written.

ADVANCED SERIES TRUST
By:
PRUDENTIAL INVESTMENTS LLC
By:
AST INVESTMENT SERVICES, INC.
By:

Schedule A

Portfolio	Fee Rate
AST Quantitative Modeling Portfolio	0.7325% to $300 million; 0.7225% on next $200; 0.7125% on next $250 million; 0.7025% on next $2.5 billion; 0.6925% on next $2.75; 0.6625% on next $4 billion; 0.6425% over $10 billion

EXHIBIT B

ADVANCED SERIES TRUST

SHAREHOLDER SERVICES AND DISTRIBUTION PLAN

WHEREAS, the Board of Trustees of the Advanced Series Trust (the “Trust”), including a majority of the Independent Trustees (as defined herein), have concluded in the exercise of their reasonable business judgment and in light of their fiduciary duties under the Investment Company Act of 1940, as amended (the “Act”), that there is a reasonable likelihood that this Plan (the “Plan”) will benefit each of the Trust’s portfolios listed on Schedule A (each a “Portfolio”) and the shareholders of each Portfolio;

NOW, THEREFORE, this Plan is hereby adopted as follows:

Section 1. The Trust is authorized to pay a fee (the “Services and Distribution Fee”) for the services rendered and expenses borne as set forth in Section 2, including services and expenses in connection with the distribution of shares of the Trust, at an annual rate with respect to each Portfolio not to exceed 0.10% of the average daily net assets of the Portfolio. The Trust shall pay the Services and Distribution Fee to the distributor of the Trust’s shares (“Distributor”). Subject to such limit and subject to the provisions hereof, the Services and Distribution Fee must be approved at least annually by: (a) a majority of the Board of Trustees of the Trust and (b) a majority of the Trustees who (i) are not “interested persons” of the Trust, as defined in the Act, and (ii) have no direct or indirect financial interest in the operation of the Plan or any agreements related thereto (the “Independent Trustees”). If at any time this Plan shall not be in effect with respect to the shares of all Portfolios of the Trust, the Services and Distribution Fee shall be computed on the basis of the net assets of the shares of those Portfolios for which the Plan is in effect. The Services and Distribution Fee shall be accrued daily and paid bi-weekly or at such other intervals as the Board of Trustees shall determine. The Services and Distribution Fee shall not apply to Portfolios that invest all of their assets in other Portfolios. For Portfolios that invest a portion of their assets in other Portfolios, the Services and Distribution Fee shall apply only on assets not invested in other Portfolios.

Section 2. The Distributor shall provide (or arrange for the provision of) the following services and bear the following expenses (collectively, the “Services”):

• printing and mailing of prospectuses, statements of additional information, supplements, proxy statement materials, and annual and semi-annual reports for current owners of variable life or variable annuity contracts indirectly investing in the shares (the “Contracts”);

• reconciling and balancing separate account investments in the Portfolios;

• reconciling and providing notice to the Trust of net cash flow and cash requirements for net redemption orders;

• confirming transactions;

• providing Contract owner services related to investments in the Portfolios, including assisting the Trust with proxy solicitations, including providing solicitation and tabulation services, and investigating and responding to inquiries from Contract owners that relate to the Portfolios;

• providing periodic reports to the Trust and regarding the Portfolios to third-party reporting services;

• paying compensation to and expenses, including overhead, of employees of the Distributor and other broker-dealers that engage in the distribution of the shares;

• printing and mailing of prospectuses, statements of additional information, supplements and annual and semi-annual reports for prospective Contract owners;

• paying expenses relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to the Portfolios;

• paying expenses of holding seminars and sales meetings designed to promote the distribution of the shares;

• paying expenses of obtaining information and providing explanations to Contract owners regarding investment objectives, policies, performance and other information about the Trust and its Portfolios;

• paying expenses of training sales personnel regarding the Portfolios; and

• providing other services and bearing other expenses for the benefit of the Portfolios, including activities primarily intended to result in the sale of shares of the Trust.

Section 3. This Plan shall not take effect until it has been approved by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations thereunder) of both (a) the Trustees, and (b) the Independent Trustees cast in person at a meeting called for the purpose of voting on this Plan. If adopted with respect to a Portfolio after the public offering of shares of that Portfolio (or the sale of shares to persons who are not affiliated persons of the Portfolio, affiliated persons of such persons, affiliated persons of the promoter or affiliated persons of such persons), the Plan shall not take effect until it has been approved by a vote of at least a majority of the outstanding voting securities of the Portfolio. Any agreement related to the Plan must be approved by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations thereunder) of both (a) the Trustees, and (b) the Independent Trustees cast in person at a meeting called for the purpose of voting on the agreement.

Section 4. To the extent any payments made by a Portfolio pursuant to the Plan are deemed payments for the financing of any activity primarily intended to result in the sale of shares within the context of Rule 12b-1 under the Act, such payments shall be deemed to be approved under the Plan. Notwithstanding anything herein to the contrary, no Portfolio shall be obligated to make any payments under the Plan that exceed the maximum amounts payable under Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc., or any successor rule thereto adopted by the Financial Industry Regulatory Authority.

Section 5. This Plan shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in Section 3 hereof.

Section 6. Any person authorized to direct the disposition of monies paid or payable by the shares of the Trust pursuant to this Plan or any related agreement shall provide to the Board of Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Section 7. This Plan may be terminated at any time with respect to the shares of any Portfolio by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities representing the shares of that Portfolio.

All agreements with any person relating to implementation of this Plan with respect to the shares of any Portfolio shall be in writing, and any agreement related to this Plan with respect to the shares of any Portfolio shall provide:

(a) That such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities representing the shares of such Portfolio, on not more than 60 days’ written notice to any other party to the agreement; and

(b) That such agreement shall terminate automatically in the event of its assignment.

Section 8. This Plan may not be amended to materially increase the amount of Services and Distribution Fee permitted pursuant to Section 1 hereof with respect to any Portfolio until it has been approved by a vote of at least a majority of the outstanding voting securities representing the shares of that Portfolio.

Section 9. The Trust shall preserve copies of this Plan, and any related agreement or written report regarding this Plan presented to the Board of Trustees for a period of not less than six years from the date of the Plan, agreement or written report, as the case may be, the first two years in an easily accessible place.

Section 10. The provisions of the Plan are severable for each Portfolio of the Trust, and whenever any action is to be taken with respect to the Plan, such action shall be taken separately for each Portfolio of the Trust.

Section 11. While the Plan is in effect, the Board of Trustees shall satisfy the fund governance standards as defined in Rule 0-1(a)(7) under the Act.

Section 12. As used in this Plan, the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the respective meanings specified in the Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

Schedule A

AST Academic Strategies Asset Allocation Portfolio

AST Advanced Strategies Portfolio

AST AllianzGI World Trends Portfolio

AST American Funds Growth Allocation Portfolio

AST Balanced Asset Allocation Portfolio

AST BlackRock 60/40 Target Allocation ETF Portfolio

AST BlackRock 80/20 Target Allocation ETF Portfolio

AST BlackRock Global Strategies Portfolio

AST BlackRock Low Duration Bond Portfolio

AST BlackRock/Loomis Sayles Bond Portfolio

AST Bond Portfolio 2021

AST Bond Portfolio 2022

AST Bond Portfolio 2023

AST Bond Portfolio 2024

AST Bond Portfolio 2025

AST Bond Portfolio 2026

AST Bond Portfolio 2027

AST Bond Portfolio 2028

AST Bond Portfolio 2029

AST Bond Portfolio 2030

AST Bond Portfolio 2031

AST Bond Portfolio 2032

AST Capital Growth Asset Allocation Portfolio

AST ClearBridge Dividend Growth Portfolio

AST Cohen & Steers Global Realty Portfolio

AST Cohen & Steers Realty Portfolio

AST Global Bond Portfolio

AST Emerging Markets Equity Portfolio

AST Franklin 85/15 Diversified Allocation Portfolio

AST Goldman Sachs Small-Cap Value Portfolio

AST Government Money Market Portfolio

AST High Yield Portfolio

AST Hotchkis & Wiley Large-Cap Value Portfolio

AST International Growth Portfolio

AST International Value Portfolio

AST Investment Grade Bond Portfolio

AST J.P. Morgan Global Thematic Portfolio

AST J.P. Morgan International Equity Portfolio

AST J.P. Morgan Tactical Preservation Portfolio

AST Jennison Large-Cap Growth Portfolio

AST Large-Cap Core Portfolio

AST Loomis Sayles Large-Cap Growth Portfolio

AST MFS Global Equity Portfolio

AST MFS Growth Portfolio

AST MFS Growth Allocation Portfolio

AST MFS Large-Cap Value Portfolio

AST Mid-Cap Growth Portfolio

AST Mid-Cap Value Portfolio

AST Multi-Sector Fixed Income Portfolio

AST Preservation Asset Allocation Portfolio

AST Prudential Core Bond Portfolio

AST Prudential Flexible Multi-Strategy Portfolio

AST Prudential Growth Allocation Portfolio

AST QMA International Core Equity Portfolio

AST Quantitative Modeling Portfolio

AST Small-Cap Growth Portfolio

AST Small-Cap Growth Opportunities Portfolio

AST Small-Cap Value Portfolio

AST T. Rowe Price Asset Allocation Portfolio

AST T. Rowe Price Diversified Real Growth Portfolio

AST T. Rowe Price Growth Opportunities Portfolio

AST T. Rowe Price Large-Cap Growth Portfolio

AST T. Rowe Price Large-Cap Value Portfolio

AST T. Rowe Price Natural Resources Portfolio

AST Wellington Management Hedged Equity Portfolio

AST Western Asset Core Plus Bond Portfolio

AST Western Asset Emerging Markets Debt Portfolio

EXHIBIT C

OUTSTANDING SHARES

The following table sets forth the outstanding shares of the AST Quantitative Modeling Portfolio (the “Portfolio”) as of November 19, 2021. Each whole Share of the Portfolio is entitled to one vote as to the Proposals, and each fractional share is entitled to a proportionate fractional vote.

Portfolio	Shares Outstanding
AST Quantitative Modeling Portfolio	60,684,827.721

Portfolio	Registration & Address	Total Balance	% of Portfolio
AST Quantitative Modeling Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn: Separate Accounts 7th Floor 213 Washington Street Newark, NJ 07102-0000	54,415,535.640	89.67%
	Pruco Life Insurance Company PLNJ Annuity Attn: Separate Accounts 7th Floor 213 Washington Street Newark, NJ 07102-0000	3,906,186.551	6.44%

C-1

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below in hand.

2) Go to the website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy voting instruction below.

3) Sign and date the voting instruction card.

4) Return the voting instruction card in the envelope provided

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M37963-TBD	KEEP THIS PORTION FOR YOUR RECORDS

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

ADVANCED SERIES TRUST’S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS.
		For	Against
Abstain
1. To approve an amended investment management agreement.		--	--	--

2. To approve a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.		--	--	--

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Insurance Company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Prudential Annuities Life Assurance Corporation

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

VOTING INSTRUCTION CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON FEBRUARY 16, 2022

The undersigned, the owner of one or more variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of the AST Quantitative Modeling Portfolio of Advanced Series Trust (the “Trust”), hereby instructs each of the insurance companies listed above, as the owners of the shares of the Trust attributable to the Contracts and, therefore, shareholders of the Trust, (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Trust, or any adjournment or postponement thereof (the “Meeting”), as described in the Trust’s Proxy Statement dated December 17, 2021 (the “Proxy Statement”), and (ii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the applicable Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Information Statement and the Trust’s Proxy Statement relating to his Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.